                                                                    EXHIBIT 10.2




================================================================================


                     FIRST FINANCIAL MANAGEMENT CORPORATION

                              FIRST FINANCIAL BANK



                             ______________________


                           REVOLVING CREDIT AGREEMENT


                            Dated as of May 2, 1995



                             ______________________

                                  $500,000,000
                             ______________________

                            THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION),
                                    as Agent



===============================================================================

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
Section 1.  Definitions and Accounting Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         1.01  Certain Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.02  Accounting Terms and Determinations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

Section 2.  Commitments and Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

         2.01  Syndicated Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         2.02  Borrowings of Syndicated Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         2.03  Changes of Commitments; Extension of Commitment Termination Date . . . . . . . . . . . . . . . . . . .  24
         2.04  Money Market Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         2.05  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         2.06  Lending Offices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         2.07  Several Obligations; Remedies Independent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         2.08  Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         2.09  Optional Prepayments and Conversions or Continuation of Loans  . . . . . . . . . . . . . . . . . . . .  34
         2.10  Swingline Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

Section 3.  Payments of Principal and Interest; Mandatory
                      Prepayments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         3.01  Repayment of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         3.02  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         3.03  Mandatory Commitment Reductions and Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

Section 4.  Payments; Pro Rata Treatment; Computations;
                      Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

         4.01  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         4.02  Pro Rata Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         4.03  Computations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         4.04  Minimum Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         4.05  Certain Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         4.06  Non-Receipt of Funds by the Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         4.07  Sharing of Payments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

Section 5.  Yield Protection and Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

         5.01  Additional Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         5.02  Limitation on Types of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         5.03  Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         5.04  Treatment of Affected Loans under Certain Circumstances  . . . . . . . . . . . . . . . . . . . . . . .  48
         5.05  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         5.06  Withholding Tax Exemption; Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49





                               Credit Agreement

                                      (ii)

                                                                                                                     Page
                                                                                                                     ----
Section 6.  Conditions Precedent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

         6.01  Initial Extension of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         6.02  Initial and Subsequent Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

Section 7.  Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

         7.01  Corporate Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         7.02  Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         7.03  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         7.04  No Breach  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         7.05  Corporate Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         7.06  Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         7.07  Margin Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         7.08  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         7.09  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         7.10  Investment Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         7.11  Credit Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         7.12  Hazardous Materials  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         7.13  Subsidiaries, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         7.14  Material Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         7.15  Accuracy and Completeness of Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         7.16  Compliance with Applicable Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         7.17  Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

Section 8.  Covenants of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

         8.01  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         8.02  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         8.03  Corporate Existence, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         8.04  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         8.05  Prohibition of Fundamental Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         8.06  Limitation on Liens, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         8.07  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         8.08  Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         8.09  Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         8.10  Debt to Cash Flow Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         8.11  Interest Coverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         8.12  [Intentionally omitted.] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         8.13          [Intentionally omitted.]   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         8.14  Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         8.15  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         8.16  Modifications of Certain Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         8.17  Lines of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

Section 9.  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71





                               Credit Agreement

                                     (iii)

                                                                                                                     Page
                                                                                                                     ----
Section 10.  The Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

         10.01  Appointment, Powers and Immunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.02  Reliance by Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         10.03  Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         10.04  Rights as a Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         10.05  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         10.06  Non-Reliance on Agent and other Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         10.07  Failure to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         10.08  Resignation or Removal of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         10.09  Consents Under Basic Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78

Section 11.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78

         11.01  Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         11.02  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         11.03  Expenses, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         11.04  Amendments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         11.05  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         11.06  Assignments and Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         11.07  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         11.08  Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         11.09  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         11.10  Governing Law; Submission to Jurisdiction; Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         11.11  Waiver of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         11.12  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         11.13  Commitments under Existing Credit Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84

SCHEDULE I       -        Credit Agreements
SCHEDULE II      -        Environmental Matters
SCHEDULE III     -        Subsidiaries and Investments
SCHEDULE IV      -        Litigation and Approvals
SCHEDULE V       -        Liens

EXHIBIT A-1      -        Form of Note for Syndicated Loans
EXHIBIT A-2      -        Form of Note for Money Market Loans
EXHIBIT A-3      -        Form of Note for Swingline Loans
EXHIBIT B        -        Form of Company Guarantee
EXHIBIT C-1      -        Form of Opinion of Special Georgia Counsel to
                                    the Borrowers
EXHIBIT C-2      -        Form of Opinion of General Counsel of the
                                    Borrowers
EXHIBIT D        -        Form of Opinion of Special New York Counsel
                                    to the Banks
EXHIBIT E-1      -        Form of Compliance Certificate
EXHIBIT E-2      -        Form of Facility Fee and Margin Determination
                                    Certificate
EXHIBIT F        -        Form of Confidentiality Agreement
EXHIBIT G        -        Form of Money Market Quote Request
EXHIBIT H        -        Form of Money Market Quote





                               Credit Agreement

                 REVOLVING CREDIT AGREEMENT dated as of May 2, 1995, between:
FIRST FINANCIAL MANAGEMENT CORPORATION, a corporation duly organized and validly existing under the laws of the State of Georgia (together with its successors and assigns, the "Company"); FIRST FINANCIAL BANK, a banking corporation duly organized and validly existing under the laws of the State of Georgia and an indirect Wholly-Owned Subsidiary of the Company (together with its successors and assigns, "FFB"); each of the banks (other than FFB) that is a signatory hereto (together with its successors and assigns, individually, a "Bank" and, collectively, the "Banks"); THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as the swingline bank pursuant to Section 2.10 hereof (in such capacity, together with its successors in such capacity, the "Swingline Bank"; and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                 The Company and FFB have requested that the Banks make loans to each of them in an aggregate principal amount not exceeding $500,000,000 at any one time outstanding as to both of them combined and the Banks are prepared to make such loans upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows:

                 Section 1.  Definitions and Accounting Matters.

                 1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

                 "Acquisition" shall mean any transaction, or any series of related transactions, consummated after the date of this Agreement, by which the Company and/or one or more of its Subsidiaries (in one transaction or as the most recent transaction in a series of related transactions) (i) acquires any going business or all or substantially all of the assets of any firm or corporation (or division or operating unit thereof), whether through purchase of assets, merger or otherwise, (ii) directly or indirectly acquires control of at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors or (iii) directly or indirectly acquires control of an ownership interest in any partnership or joint venture (including a joint venture in corporate form).

                 "Additional Commitment Bank" shall have the meaning assigned to such term in Section 2.03(c) hereof.

                 "Additional Costs" shall have the meaning assigned to such term in Section 5.01 hereof.





                               Credit Agreement

                 "Affected Bank" shall have the meaning assigned to such term in Section 5.01(e) hereof.

                 "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person which owns directly or indirectly 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be deemed to be an Affiliate of a corporation solely by reason of his or her being an officer or director of such corporation, (b) the Company and its Subsidiaries shall not be Affiliates of each other and (c) neither the Agent nor any Bank shall be an Affiliate of the Company or any of its Subsidiaries.

                 "Applicable Facility Fee Percentage" shall mean 0.225%; provided that the Applicable Facility Fee Percentage, for any Quarterly Period following the date on which the Company shall deliver to the Agent a Facility Fee and Margin Determination Certificate demonstrating that the Debt to Cash Flow Ratio, as of the last day of the most recent Computation Period, is within one of the ranges set forth below, shall be reduced to the percentage set forth below opposite such range:

                                                             Applicable Facility
                          Range                                Fee Percentage
                          -----                              -------------------
                 Less than 2.00 to 1                                0.065%

                 Less than 2.50 to 1
                  but greater than or                               0.080%
                  equal to 2.00 to 1

                 Less than 3.25 to 1
                  but greater than or                               0.125%
                  equal to 2.50 to 1





                               Credit Agreement

                 Less than 3.75 to 1                                   0.175%
                  but greater than or
                  equal to 3.25 to 1

Notwithstanding the foregoing, the Applicable Facility Fee Percentage, for any period during which any Event of Default shall have occurred and be continuing, shall equal 0.225%.

                          "Applicable Lending Office" shall mean, for each Bank
and for each type of Loan, the Lending Office of such Bank (or of an affiliate of such Bank) designated for such type of Loan on the signature pages hereof or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Company as the office by which its Loans of such type is to be made and maintained.

                          "Applicable Margin" shall mean:  (a) with respect to
Base Rate Loans, 0%; and (b) with respect to Eurodollar Loans, 0.525%; provided that the Applicable Margin for Eurodollar Loans, for any Quarterly Period following the date on which the Company shall deliver to the Agent a Facility Fee and Margin Determination Certificate demonstrating that the Debt to Cash Flow Ratio, as of the last day of the most recent Computation Period, is within one of the ranges set forth below, shall be reduced to the percentage set forth below opposite such range:

                                                                    Eurodollar
                          Range                                        Loans
                          -----                                     ----------
                 Less than 2.00 to 1                                   0.210%

                 Less than 2.50 to 1                                   0.270%
                  but greater than or
                  equal to 2.00 to 1

                 Less than 3.25 to 1                                   0.325%
                  but greater than or
                  equal to 2.50 to 1

                 Less than 3.75 to 1                                   0.450%
                  but greater than or
                  equal to 3.25 to 1

Notwithstanding the foregoing, the Applicable Margin for Eurodollar Loans, for any period during which any Event of Default shall have occurred and be continuing, shall equal 0.525%.

                 "Assenting Bank" shall have the meaning assigned to that term in Section 5.01(e) hereof.

                 "Bankruptcy Code" shall mean the Federal Bankruptcy Code of 1978, as amended from time to time.





                               Credit Agreement

                 "Base Rate" shall mean, with respect to any Base Rate Loan, for any day, the higher of (a) the Federal Funds Rate for such day plus 0.50% per annum and (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                 "Base Rate Loans" shall mean Syndicated Loans the interest rates on which are determined on the basis of the Base Rate.

                 "Basic Documents" shall mean, collectively, this Agreement, the Notes and the Company Guarantee.

                 "Basle Accord" shall mean the proposals for a risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as at any time amended or otherwise modified or replaced.

                 "Borrowers" shall mean the Company and FFB.

                 "Business Day" shall mean any day on which commercial banks are not authorized or required to close in New York City and, if such day relates to the giving of notices or quotes in connection with a LIBOR Auction or to a borrowing of, a payment or prepayment of principal of or interest on, or a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a LIBOR Market Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                 "Capital Expenditures" shall mean, for any period, with respect to any Person, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by such Person to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP. For purposes of this Agreement, (a) other than as described in clause (b) below, additions to capitalized software computed in accordance with GAAP shall be deemed to be Capital Expenditures and
(b) acquisitions (including, without limitation, Acquisitions) of fixed assets, plant, equipment and capitalized software expressly permitted by Section 8.05 hereof (other than expenditures referred to in Section 8.05(b)(ii) hereof) shall be deemed not to be Capital Expenditures.





                               Credit Agreement

                 "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital or financing lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board and amendments thereto and interpretations thereof) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13 and amendments thereto and interpretations thereof).

                 "Cash Flow" shall mean, for any period, the sum, for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of (a) EBIT for such period plus (b) depreciation, amortization and other non-cash charges (to the extent deducted in determining EBIT) for such period minus (c) Net Capital Expenditures made (other than the aggregate amount of Capital Lease Obligations incurred) during such period minus (d) the aggregate amount of Interest Expense during such period accrued or capitalized in respect of Qualified Subordinated Indebtedness plus (e) the aggregate amount of dividends or other distributions received in cash during such period by the Company and its Subsidiaries in respect of common stock issued by or other ownership interests in any Person that is not a Subsidiary of the Company; provided that:

                 (i) with respect to each Subsidiary of the Company that is not a Wholly-Owned Subsidiary of the Company, there shall be excluded from "Cash Flow" for such period the Minority Share of the amounts set forth in the foregoing clauses (a), (b) and (c) for such period which are properly attributable to such Subsidiary; and

                (ii) in connection with any acquisition or disposition of any shares of capital stock or other ownership interests resulting in any of the Subsidiaries of the Company becoming or ceasing to be a Subsidiary of the Company, there shall (in connection with any such acquisition) be included in or (in connection with any such disposition) be excluded from Cash Flow, for the period (the "Designated Period") from and including the first day of the Computation Period ending on or immediately prior to the date of such acquisition or disposition to and including the date of such acquisition or disposition, the portion of Cash Flow properly attributable to such Person had such Person (in connection with any acquisition) been a Subsidiary of the Company or (in connection with any disposition) not been a Subsidiary of





                               Credit Agreement
         the Company on the first day of the Designated Period; provided that, in connection with any acquisition resulting in any Person becoming a Subsidiary of the Company, the portion of Cash Flow properly attributable to such Person had such Person been a Subsidiary of the Company on the first day of the Designated Period shall only be included in Cash Flow for the Designated Period (or any portion of such Designated Period) for which the Company shall have provided the Agent and the Banks a copy of financial statements (including a statement of cash flows) for such Person, accompanied by a certificate of a senior financial officer of the Company, or a report thereon of independent certified public accountants, stating that such financial statements present fairly in all material respects the financial position and results of operations of such Person in accordance with generally accepted accounting principles; and provided further that Cash Flow attributable to such acquired Person may only be included in Cash Flow for any period if Debt used to finance in whole or in part such acquisition, together with Debt of such acquired Person outstanding when it became a Subsidiary of the Company, is treated as having been outstanding Debt as at the last day of such period.

                  "Change in Control" shall be deemed to have occurred if any Person or related group of Persons shall possess, directly or indirectly, the power to direct or cause the direction of or the power to veto (or shall in fact exercise any such power) the management and policies of the Company through the ownership or control of more than 50% of the voting securities of the Company (whether through ownership of said securities or partnership or other ownership interests, by contract or otherwise).

                 "Chase" shall mean The Chase Manhattan Bank (National Association).

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 "Commitment" shall mean, as to each Bank, the obligation of such Bank to make Syndicated Loans in an aggregate amount up to but not exceeding the amount set opposite such Bank's name on the signature pages hereof under the caption "Commitment" (as the same may be reduced at any time or from time to time pursuant to Section 2.03 hereof). The original aggregate amount of the Commitments as of the date hereof is $500,000,000.

                 "Commitment Termination Date" shall mean the date 364 days after the date hereof (as such date may be extended in accordance with Section 2.03(c) hereof); provided that if such





                               Credit Agreement
date is not a Business Day, the "Commitment Termination Date" shall mean the Business Day immediately preceding such date.

                 "Committed Swingline Loan" shall have the meaning assigned to such term in Section 2.10(a) hereof.

                 "Company Business" shall mean (a) the information and transactions processing business; (b) any other businesses in which the Company or any of its Subsidiaries is engaged as of November 8, 1994; (c) any business in which a "credit card bank", as defined in the Bank Holding Company Act of 1956, as amended, may engage; (d) businesses and activities associated with the provision of health care management services; and (e) any business reasonably incidental to any such business or businesses.

                 "Company Guarantee" shall mean the guarantee agreement executed and delivered by the Company, in substantially the form of Exhibit B hereto and as at any time amended or otherwise modified.

                 "Compliance Certificate" shall have the meaning assigned to that term in the last paragraph of Section 8.01 hereof.

                 "Computation Period" shall mean any period of four consecutive fiscal quarters of the Company for which financial statements have been delivered pursuant to Section 8.01(a) or (b) hereof.

                 "Consent Date" shall have the meaning assigned to such term in
Section 2.03(c) hereof.

                 "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.09 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

                 "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.09 hereof of Base Rate Loans into Eurodollar Loans, or of Eurodollar Loans into Base Rate Loans, which may be accompanied by the transfer by a Bank (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                 "Current Termination Date" shall have the meaning assigned to such term in Section 2.03(c) hereof.





                               Credit Agreement

                 "Debt" shall mean, at any time, the aggregate principal amount of all Indebtedness of the Company and its Subsidiaries at such time that is, or would be, reflected on a consolidated balance sheet of the Company and its Subsidiaries as at such time (determined on a consolidated basis without duplication in accordance with GAAP).

                 "Debt to Cash Flow Ratio" shall mean, on any date, the ratio of (a) Debt on such date to (b) Cash Flow for the Computation Period ending on, or most recently ended prior to, such date.

                 "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

                 "Disposition" shall have the meaning assigned to that term in
Section 8.05(c) hereof. The terms "Dispose" and "Disposed" used as a verb shall have a correlative meaning.

                 "Dollars" and "$" shall mean lawful money of the United States of America.

                 "EBIT" shall mean, for any period, the sum of the following for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP): (a) Net Income for such period plus (b) amounts deducted from revenues in determining such Net Income on account of (i) Interest Expense, (ii) Federal, state or foreign income taxes and (iii) non-recurring losses minus (c) amounts added to revenues in determining such Net Income on account of (i) interest income (other than such interest income that is deemed to be part of operating income) and (ii) non-recurring gains.

                 "Environmental Laws" shall mean any and all Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.





                               Credit Agreement

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                 "ERISA Affiliate" shall mean any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company or is under common control (within the meaning of Section 414(c) of the Code) with the Company.

                 "Eurodollar Loans" shall mean Syndicated Loans the interest rates on which are at the time determined on the basis of the Fixed Base Rate.

                 "Event of Default" shall have the meaning assigned to such term in Section 9 hereof.

                 "Existing Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of June 25, 1992, amended and restated as of November 8, 1994, and amended by Amendment No. 1 dated as of May 2, 1995, between the Company, FFB, Chase as agent and the banks (other than FFB) named therein, as the same shall be modified and supplemented and in effect from time to time.

                 "Facility Fee and Margin Determination Certificate" shall mean a certificate signed by a senior financial officer of the Company, substantially in the form of Exhibit E-2 hereto, demonstrating the Debt to Cash Flow Ratio for the most recent Computation Period for the purposes of determining the Applicable Facility Fee Percentage and the Applicable Margin.

                 "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Chase on such day on such transactions as determined by the Agent.

                 "Fixed Base Rate" shall mean, with respect to any Fixed Rate Loan, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%), as determined by the Agent, of the rate per annum quoted by each Reference Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on





                               Credit Agreement
the date two Business Days prior to the first day of the Interest Period for such Loan for the offering by such Reference Bank to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan or LIBOR Market Loan to be made by such Reference Bank for such Interest Period. If any Reference Bank is not participating in any Fixed Rate Loan during any Interest Period therefor, the Fixed Base Rate for such Loan for such Interest Period shall be determined by reference to the amount of the Fixed Rate Loan which such Reference Bank would have made or had outstanding had it been participating in such Fixed Rate Loan during such Interest Period. If any Reference Bank does not timely furnish such information for determination of any Fixed Base Rate, the Agent shall determine such Fixed Base Rate on the basis of information timely furnished by the remaining Reference Banks.

                 "Fixed Rate" shall mean, for any Fixed Rate Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the Fixed Base Rate for such Loan for such Interest Period divided by (1 minus the Reserve Requirement for such Loan for such Interest Period).

                 "Fixed Rate Loans" shall mean Eurodollar Loans and, for the purposes of the definition of "Fixed Base Rate" herein and Section 5 hereof, LIBOR Market Loans.

                 "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those which, in accordance with (and to the extent provided by) the second sentence of Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                 "Guarantee" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock of any corporation, or an agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of his, her or its obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank to open a letter of credit for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of





                               Credit Agreement
business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

                 "Indebtedness" shall mean, as to any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services (to the extent required to be accrued as a liability on the balance sheet of such Person in accordance with GAAP), other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit, bankers' acceptances or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person.

                 "Interest Coverage Ratio" shall mean, for any Computation Period, the ratio of (a) EBIT for such Computation Period to (b) Interest Expense for such Computation Period.

                 "Interest Expense" shall mean, for any period, the sum of the following for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP): (a) all interest accrued or capitalized in respect of Indebtedness during such period (whether or not actually paid during such period) plus (b) the net amounts payable (or minus the net amounts receivable) under Interest Rate Protection Agreements accrued during such period (whether or not actually paid or received during such period).

                 "Interest Period" shall mean:

                 (a) with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Base Rate Loan or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in Section 4.05 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent





                               Credit Agreement
         calendar month) shall end on the last Business Day of the appropriate subsequent calendar month;

                 (b) with respect to any Set Rate Loan, the period commencing on the date such Set Rate Loan is made and ending on any Business Day up to 180 days thereafter, as the Company may select as provided in
         Section 2.04(b) hereof; and

                 (c) with respect to any LIBOR Market Loan, the period commencing on the date such LIBOR Market Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in
         Section 2.04(b) hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

Notwithstanding the foregoing: (i) if any Interest Period for any Loan would otherwise commence before and end after the Commitment Termination Date, such Interest Period shall not be available; (ii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) notwithstanding clause (i), no Interest Period for Eurodollar Loans or LIBOR Market Loans shall have a duration of less than one month (and, if any Eurodollar Loan or LIBOR Market Loan would otherwise have an Interest Period of a shorter duration, such Loan shall not be available hereunder).

                 "Interest Rate Protection Agreement" shall mean an interest rate swap, cap or collar agreement or similar arrangement between any Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                 "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (other than any such advance, loan or extension of credit having a term not exceeding 90 days representing the purchase price of inventory or supplies purchased in the ordinary course of business) or Guarantee of, or other contingent obligation with





                               Credit Agreement
respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to any other Person; (c) the making of acquisitions of the type referred to in clause (i) or
(iii) of the definition of "Acquisition" in this Section 1.01; and (d) the entering into of any Interest Rate Protection Agreement.

                 "LIBO Rate" shall mean, for any LIBOR Market Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the rate of interest specified in the definition of "Fixed Base Rate" in this Section 1.01 for the Interest Period for such Loan divided by (1 minus the Reserve Requirement for such Loan for such Interest Period).

                 "LIBOR Auction" shall mean a solicitation of Money Market Quotes setting forth Money Market Margins based on the LIBO Rate pursuant to
Section 2.04 hereof.

                 "LIBOR Market Loans" shall mean Money Market Loans the interest rates on which are determined on the basis of LIBO Rates pursuant to a LIBOR Auction.

                 "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement and the other Basic Documents, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                 "Litigation" shall have the meaning assigned to that term in
Section 7.03 hereof.

                 "Loans" shall mean the Money Market Loans, Syndicated Loans and Swingline Loans.

                 "Majority Banks" shall mean Banks holding more than 50% of the aggregate amount of the Commitments or, if no Commitments are then outstanding, Banks holding more than 50% of the aggregate unpaid principal amount of the Loans.

                 "Margin Stock" shall mean margin stock within the meaning of Regulations U and X.

                 "Material Adverse Effect" shall mean a material adverse effect on (a) the consolidated financial condition, operations or business of the Company and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform its obligations under





                               Credit Agreement
any of the Basic Documents to which it is a party, (c) the validity or enforceability of any of the Basic Documents, (d) the rights and remedies of the Banks and the Agent under any of the Basic Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.

                 "Material Subsidiary" shall mean (i) any Subsidiary of the Company listed on Schedule III hereto under the heading "Material Subsidiaries", (ii) any Subsidiary of the Company acquired after November 8, 1994 for a purchase price (computed in accordance with GAAP) in excess of $80,000,000 or (iii) any Subsidiary of the Company having annual net revenues, or having total assets with an aggregate book value, in excess of $80,000,000.

                 "Minority Share" shall mean, with respect to any Subsidiary of the Company that is not a Wholly-Owned Subsidiary of the Company, the aggregate percentage of ownership interests in such Subsidiary not owned by the Company and/or one or more of its Subsidiaries.

                 "Money Market Borrowing" shall have the meaning assigned to such term in Section 2.04(b) hereof.

                 "Money Market Loans" shall mean the loans provided for by
Section 2.04 hereof.

                 "Money Market Margin" shall have the meaning assigned to such term in Section 2.04(c)(ii)(C) hereof.

                 "Money Market Quote" shall mean an offer in accordance with
Section 2.04(c) hereof by a Bank to make a Money Market Loan with one single specified interest rate.

                 "Money Market Quote Request" shall have the meaning assigned to such term in Section 2.04(b) hereof.

                 "Money Market Rate" shall have the meaning assigned to such term in Section 2.04(c)(ii)(D) hereof.

                 "Moody's" shall mean Moody's Investors Service, Inc. and its successors.

                 "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.





                               Credit Agreement

                 "Net Capital Expenditures" shall mean, for any period for any Person, the excess (if any) of (a) aggregate amount of Capital Expenditures for such period over (b) the sum of (i) the value of all consideration received in connection with the disposition by such Person of fixed assets, plant, equipment and capitalized software disposed in the same or a related transaction during such period whether giving rise to an offset to or credit against the cost of the fixed assets, plant and equipment being acquired or otherwise plus (ii) casualty insurance proceeds received by such Person during such period with respect to fixed assets, plant and equipment of a similar type.

                 "Net Carrying Value" shall mean, with respect to any asset, the historical cost (less accumulated depreciation, amortization and other valuation allowances) of such asset determined in accordance with GAAP.

                 "Net Income" shall mean, for any period, consolidated net income (or loss) of the Company and its Subsidiaries for such period (determined on a consolidated basis without duplication in accordance with GAAP).

                 "Net Worth" shall mean, on any date, the shareholders' equity of the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP).

                 "Non-Consenting Bank" shall have the meaning assigned to that term in Section 2.03(c) hereof.

                 "Notes" shall mean the promissory notes provided for by
Section 2.08 hereof.

                 "Obligors" shall mean the Company and FFB.

                 "Participation Agreement" shall have the meaning assigned to that term in Section 11.06(c) hereof.

                 "Payor" shall have the meaning assigned to that term in
Section 4.06 hereof.

                 "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                 "Permitted FFB Investments" shall mean (i) Permitted Investments and (ii) transactions in Federal funds with members of the Federal Reserve System.





                               Credit Agreement

                 "Permitted Investments" of any Person shall mean: (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof; (b) direct obligations of any state of the United States of America, or any political subdivision of any such state or any public instrumentality thereof having an investment grade rating from either S&P or Moody's; (c) certificates of deposit and bankers' acceptances issued by any bank, thrift institution or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000; (d) time deposits with any commercial bank (whether domestic or foreign) whose short-term commercial paper (or that of its bank holding company) is rated A-1 or better or P-1 or better by S&P or Moody's, respectively, (e) commercial paper rated A-1 or better or P-1 or better by S&P or Moody's, respectively; (f) repurchase and reverse repurchase arrangements with respect to underlying securities of the types described in clauses (a) through (e) above; and (g) shares of any open-end mutual fund substantially all of whose investments are of the type described in clauses (a) through (f) above.

                 "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                 "Plan" shall mean an employee benefit or other plan established or maintained by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

                 "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount payable by any Borrower under any Basic Document that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% plus the Base Rate as in effect from time to time plus the Applicable Margin (provided that, if the amount so in default is principal of a Eurodollar Loan or a Money Market Loan and the due date thereof is a day other than the last day of an Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of such Interest Period, 2% plus the interest rate for such Loan as provided in Section 3.02 hereof and, thereafter, the rate provided for above in this definition).





                               Credit Agreement

                 "Prime Rate" shall mean the rate of interest from time to time announced by Chase at the Principal Office as its prime commercial lending rate.

                 "Principal Office" shall mean the principal office of the Agent and Chase, presently located at 1 Chase Manhattan Plaza, New York, New York 10081.

                 "Qualified Subordinated Indebtedness" shall mean unsecured Indebtedness issued after June 25, 1992:

                 (a)  for which the Company is directly and primarily liable,

                 (b) in respect of which none of the Subsidiaries of the Company is obligated, whether as a direct obligor or under any Guarantee,

                 (c) which is subordinated in right of payment to the obligations of the Company hereunder, under the Notes and the Company Guarantee,

                 (d) which is convertible into shares of common stock of the Company, and

                 (e) in respect of which no payment of principal, or sinking fund or similar payment, is scheduled to occur (whether at stated maturity, by mandatory prepayment or otherwise) on or prior to the date six months after the Commitment Termination Date in effect at the date of issuance of such Indebtedness.

                 "Quarterly Dates" shall mean the last Business Day of each March, June, September and December in each year, the first of which shall be the first such Business Day after the date of this Agreement.

                 "Quarterly Period" shall mean (a) the period from and including the date hereof to but excluding the Quarterly Date next succeeding the first date on which the Company is required to deliver financial statements pursuant to Section 8.01(a), (b), (c) or (d) hereof and (b) each period, following the period referred to in clause (a), from and including a Quarterly Date to but excluding the next succeeding Quarterly Date.

                 "Reference Banks" shall mean, subject to Sections 2.03(c) and 5.01(e) hereof, Chase, The Bank of New York and Wachovia Bank of Georgia, N.A. (or their Applicable Lending Offices, as the case may be).





                               Credit Agreement

                 "Regulations A, D, U and X" shall mean, respectively, Regulations A, D, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

                 "Regulatory Change" shall mean, with respect to any Bank, any change after the date of this Agreement in United States Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Bank of or under any United States Federal, state or foreign law or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                 "Replacement Bank" shall have the meaning assigned to that term in Section 5.01(e) hereof.

                 "Required Payment" shall have the meaning assigned to that term in Section 4.06 hereof.

                 "Reserve Requirement" shall mean, for any Interest Period for any Eurodollar Loan or LIBOR Market Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Fixed Base Rate for Eurodollar Loans or LIBOR Market Loans (as the case may be) is to be determined as provided in the definition of "Fixed Base Rate" or "LIBO Rate" in this Section 1.01 or (b) any category of extensions of credit or other assets which include Eurodollar Loans or LIBOR Market Loans. Each Bank confirms that, on the date of this Agreement, no reserves are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D).

                 "S&P" shall mean Standard & Poor's Ratings Group and its successors.





                               Credit Agreement

                 "Set Rate Auction" shall mean a solicitation of Money Market Quotes setting forth Money Market Rates pursuant to Section 2.04 hereof.

                 "Set Rate Loans" shall mean Money Market Loans the interest rates on which are determined on the basis of Money Market Rates pursuant to a Set Rate Auction.

                 "Specified Company Indebtedness" shall mean unsecured Indebtedness (which may include Subordinated Indebtedness of the type referred to in clause (b) of the definition thereof):

                 (a)  for which the Company is directly and primarily liable,

                 (b) in respect of which none of the Subsidiaries of the Company is obligated, whether as a direct obligor or under any Guarantee, and

                 (c) contains covenants and events of default no more onerous on the Company and its Subsidiaries than the covenants and events of default contained in this Agreement.

                 "Subordinated Indebtedness" shall mean, collectively, (a) Qualified Subordinated Indebtedness and (b) all other Indebtedness of the Company which is subordinated in right of payment to the obligations of the Company hereunder and under the Notes.

                 "Subsidiary" shall mean, with respect to any Person, any corporation (whether now existing or hereafter created or acquired) of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person and/or one or more Subsidiaries of such Person. "Wholly-Owned Subsidiary" shall mean, with respect to any Person, any such corporation of which all of such shares, other than directors' qualifying shares, are owned or controlled by such Person and/or one or more Wholly-Owned Subsidiaries of such Person.

                 "Swingline Amount" shall mean $0 as the same may be (i) increased at any time or from time to time with the consent of the Banks by notice from the Swingline Bank to FFB (provided that, in no event shall the Swingline Amount hereunder, together with the "Swingline Amount" under the Existing Credit Agreement,





                               Credit Agreement
exceed $450,000,000 in the aggregate) or (ii) reduced at any time or from time to time by not less than 30 days' notice from the Swingline Bank to FFB.

                 "Swingline Bank" shall mean Chase, together with its successors and assigns in such capacity.

                 "Swingline Borrowing" shall have the meaning assigned to such term in Section 2.10(b) hereof.

                 "Swingline Borrowing Date" shall have the meaning assigned to such term in Section 2.10(b) hereof.

                 "Swingline Loans" shall mean the loans provided for by Section
2.10 hereof.

                 "Swingline Margin" shall have the meaning assigned to such term in Section 2.10(c) hereof.

                 "Swingline Maturity Date" shall have the meaning assigned to such term in Section 3.01(c) hereof.

                 "Swingline Note" shall mean the promissory note provided for by Section 2.08(d) hereof.

                 "Swingline Quote" shall mean an offer in accordance with
Section 2.10(c) hereof by the Swingline Bank to make an Uncommitted Swingline Loan with a specified Swingline Margin.

                 "Swingline Request" shall have the meaning assigned to such term in Section 2.10(b) hereof.

                 "Syndicated Loans" shall mean the loans provided for by
Section 2.01 hereof.

                 "Total Assets" shall mean, on any date, the aggregate book value of all of the assets of the Company and its Subsidiaries at such date (determined on a consolidated basis without duplication in accordance with GAAP).

                 "Uncommitted Swingline Loan" shall have the meaning assigned to such term in Section 2.10(a) hereof.

                 1.02  Accounting Terms and Determinations.

                 (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Banks hereunder shall (unless otherwise disclosed to the Banks at the time of delivery





                               Credit Agreement
thereof in the manner described in subsection (b) below) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Banks hereunder after the date hereof (or, if no such financial statements have yet been delivered under Section 8.01 hereof, with those used in the preparation of the relevant financial statements referred to in Section 7.02 hereof). All calculations made for the purposes of determining compliance with the terms of this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the annual or quarterly financial statements furnished to the Banks pursuant to Section 8.01 hereof unless (i) the Company shall have objected, on the grounds stated in the next succeeding sentence, to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Majority Banks shall so object in a notice to the Company given within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 8.01 hereof, shall mean the relevant financial statements referred to in Section 7.02 hereof); provided that any certification required of the Company or any other Person regarding calculations made on such basis may be qualified to reflect the failure to apply generally accepted accounting principles then in effect. Either the Company or the Majority Banks shall have the right to object as stated in clauses (i) and (ii) of the preceding sentence only if generally accepted accounting principles as applied in the preparation of the financial statements as to which such objection has been made have changed from generally accepted accounting principles as applied in the preparation of the last financial statements furnished to the Banks in accordance with Section 8.01 hereof as to which an objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section
8.01 hereof, shall mean the relevant financial statements referred to in
Section 7.02 hereof) and as a result of that change the basis of such calculations has been altered or changed in a material way.

                 (b) The Company shall deliver to the Banks at the same time as the delivery of any annual or quarterly financial statement under Section
8.01 hereof a description in reasonable detail of any material variation (as determined by the Company and its auditors) between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation





                               Credit Agreement
of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the penultimate sentence of subsection (a) above, and reasonable estimates of the difference between such statements arising as a consequence thereof.

                 (c) To enable the ready and consistent determination of compliance with the covenants set forth in Section 8 hereof, the Company will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from December 31, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30, respectively.

                 Section 2.  Commitments and Loans.

                 2.01 Syndicated Loans. Each Bank severally agrees, on the terms of this Agreement, to make loans (each a "Syndicated Loan") to the Company in Dollars during the period from and including the date hereof to but not including the Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Bank's Commitment as then in effect. Subject to the terms of this Agreement, during such period the Company may borrow, repay and reborrow the amount of the Commitments; provided that the aggregate principal amount of all Syndicated Loans, together with the aggregate principal amount of all Money Market Loans and Swingline Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments at such time. Syndicated Loans may be Base Rate Loans and/or Eurodollar Loans (each a "type" of Syndicated Loan). The Company may Convert Syndicated Loans of one type into Syndicated Loans of the other type (as provided in Section 2.09 hereof) or Continue Syndicated Loans of one type as Syndicated Loans of the same type (as provided in Section 2.09 hereof). There may be no more than fifteen different Interest Periods for both Syndicated Loans and Money Market Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous).

                 2.02  Borrowings of Syndicated Loans.

                 (a) The Company shall give the Agent (which shall promptly notify the Banks) notice of each borrowing hereunder as provided in Section
4.05 hereof. Not later than 1:00 p.m. New York time on the date of each borrowing of Syndicated Loans, each Bank shall, subject to the terms and conditions of this Agreement, make available the amount of each Syndicated Loan to be made by it on such date to the Agent, at account number NYAO-





                               Credit Agreement

DI-900-9-000002 maintained by the Agent with Chase at the Principal Office, in immediately available funds, for account of the Company. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same on the date received, in immediately available funds, in an account of the Company maintained with Chase at the Principal Office designated by the Company.

                 (b) At any time from the date on which a Swingline Loan is made until such Swingline Loan shall have been paid in full, the Swingline Bank may, and the Company hereby irrevocably authorizes and empowers (which power is coupled with an interest) the Swingline Bank to, deliver, on behalf of the Company, to the Agent a notice of borrowing of Syndicated Loans that are Base Rate Loans in an amount equal to the then unpaid principal amount of such Swingline Loan. The proceeds of such Syndicated Loans shall be applied solely to refinance such Swingline Loan and the Company shall be deemed to have advanced the proceeds of such Syndicated Loans to FFB. In the event that the power of the Swingline Bank to give such notice of borrowing on behalf of the Company is terminated for any reason whatsoever (including, without limitation, a termination resulting from the occurrence of an event specified in clause (g) or (h) of Section 9 hereof with respect to the Company), or the Swingline Bank is otherwise precluded for any reason whatsoever from giving a notice of borrowing on behalf of the Company as provided in the preceding sentence, each Bank shall, upon notice from the Swingline Bank, promptly purchase from the Swingline Bank a participation in (or, if and to the extent specified by the Swingline Bank, a direct interest in) such Swingline Loan in the amount of the Base Rate Loan it would have been obligated to make pursuant to such notice of borrowing. Anything in Sections 2.02(a) or 4.05 hereof to the contrary notwithstanding, each Bank shall, not later than 4:00 p.m. New York time on the Business Day on which such notice is given (if such notice is given by 2:15 p.m. New York time) or 9:00 a.m. New York time on the next succeeding Business Day (if such notice is given after 2:15 p.m. New York time), make available the amount of the Base Rate Loan to be made by it (or the amount of the participation or direct interest to be purchased by it, as the case may be) to the Agent at the account specified in Section 2.02(a) hereof and the amount so received by the Agent shall be made available to the Swingline Bank by depositing the same, in immediately available funds, in an account of the Swingline Bank maintained with Chase at the Principal Office designated by the Swingline Bank. Promptly following its receipt of any payment in respect of a Swingline Loan, the Swingline Bank shall pay to each Bank that has acquired a participation in such Loan such Bank's proportionate share of such payment.





                               Credit Agreement

                 Anything in this Agreement to the contrary notwithstanding (including, without limitation, in Section 6.02 hereof), the obligation of each Bank to make its Base Rate Loan (or purchase its participation or direct interest in the Swingline Loan, as the case may be) pursuant to this Section 2.02(b) is unconditional under any and all circumstances whatsoever and shall not be subject to set-off, counterclaim or defense to payment that such Bank may have or have had against the Company, FFB, the Agent, the Swingline Bank or any other Bank and, without limiting any of the foregoing, shall be unconditional irrespective of (i) the occurrence of any Default, (ii) the financial condition of the Company, any Subsidiary or Affiliate of the Company, the Agent, the Swingline Bank or any other Bank or (iii) the termination or cancellation of the Commitments; provided that no Bank shall be obligated to make such Base Rate Loan (or to purchase its participation or direct interest in the Swingline Loan) if, at the time of the making of such Swingline Loan, the Swingline Bank had actual knowledge that a Default had occurred and was continuing. The Company and FFB agree that any Bank so purchasing a participation (or direct interest) in such Swingline Loan may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of a Swingline Loan in the amount of such participation.

                 If any Bank shall default in its obligation to make its Base Rate Loan to refinance any Swingline Loan (or purchase its participation or direct interest in such Swingline Loan, as the case may be) pursuant to the first paragraph of this Section 2.02(b), then for so long as such default shall continue, the Agent shall at the request of the Swingline Bank, withhold from any payments received by the Agent under this Agreement or any Note for account of such Bank the amount so in default and the Agent shall pay the same to the Swingline Bank up to the amount and in satisfaction of such defaulted obligation, which amount the Swingline Bank will apply to the repayment of the principal of such Swingline Loan (if such Bank defaulted in its obligation to make its Base Rate Loan) or otherwise to the purchase of the participation or direct interest to be purchased by such Bank.

                 2.03 Changes of Commitments; Extension of Commitment Termination Date.

                 (a) Optional. (1) The Company shall have the right to terminate or reduce the aggregate unused amount of the Commitments (for which purpose the amount of any Money Market Loans or Swingline Loans shall be deemed to be a pro rata (based on the Commitments) utilization of each Bank's Commitment) at any time or from time to time in accordance with the provisions of Sections 4.04 and 4.05 hereof.





                               Credit Agreement

                 (2) The Company shall have the right to terminate the Commitment of any Bank ("Terminated Bank") in whole but not in part at any time upon not less than five Business Days' notice to the Terminated Bank and the Agent; provided that (i) the aggregate amount of the Commitments of all Terminated Banks pursuant to this provision shall not exceed $50,000,000; (ii) after giving effect to such termination the aggregate outstanding principal amount of Loans shall not exceed the aggregate amount of the Commitments; (iii) no Default shall have occurred and be continuing at the time of any such termination; (iv) (A) no Loan shall be outstanding hereunder at the time of such termination or (B) if any Loan is outstanding hereunder at such time, then the consent of the Majority Banks to such termination shall have been obtained; and (v) all principal of, and interest on, the Loans made by the Terminated Bank, and all other amounts then owing to such Terminated Bank hereunder (including, without limitation, any amounts payable under Section 5.05 hereof), shall be paid at the time of such termination.

                 (b) Mandatory. The aggregate amount of the Commitments shall be automatically reduced to zero on the Commitment Termination Date.

                 (c) Extension of Commitment Termination Date. The Company may, by notice to the Agent (which shall promptly deliver a copy thereof to each of the Banks) not less than 60 days and not more than 90 days prior to the Commitment Termination Date then in effect (the "Current Termination Date"), request that the Banks extend the Commitment Termination Date for an additional 364 days from the Consent Date (as defined below). If the Company shall so request such an extension, each Bank, acting in its sole discretion, may, by notice to the Company and the Agent not less than 30 days prior to the Current Termination Date (the "Consent Date" with respect to such requested extension), advise whether or not such Bank agrees to such extension; provided that any Bank that agrees to such requested extension before the Consent Date may revoke such agreement prior to the Consent Date; and provided further, that each Bank that determines not to extend the Commitment Termination Date (a "Non-Consenting Bank") shall notify the Company and the Agent (which shall notify the Banks) of such fact promptly after such determination (but in any event not later than the Consent Date) and any Bank that does not advise the Agent and the Company on or before the Consent Date shall be deemed to be a Non-Consenting Bank. The election of any Bank to agree to such extension shall not obligate any other Bank to agree.

                 The Company shall have the right on or before the Current Termination Date, to replace each Non-Consenting Bank with one or more other banks (which may include any Bank, each an





                               Credit Agreement

"Additional Commitment Bank"), each of which Additional Commitment Banks shall have entered into an agreement in form and substance satisfactory to the Company and the Agent pursuant to which such Additional Commitment Bank shall undertake all or any portion of the Commitment(s) of one or more Non-Consenting Banks (if any such Additional Commitment Bank is a Bank, its Commitment shall be in addition to such Bank's Commitment hereunder on such date). Each Additional Commitment Bank shall thereupon become a "Bank" for all purposes of this Agreement.

                 If Banks holding Commitments (not including the Commitments of the Additional Commitment Banks) that aggregate more than 66-2/3% of the aggregate amount of the Commitments (not including the Commitments of the Additional Commitment Banks) shall, by the Consent Date, have agreed (or be deemed to have agreed as provided above) to extend the Current Termination Date, then, effective as of the Current Termination Date, the Commitment Termination Date shall be extended to the date falling 364 days after the Consent Date (provided, if such date is not a Business Day, then such Commitment Termination Date as so extended shall be the next preceding Business
Day).

                 Notwithstanding the foregoing, the extension of the Current Termination Date shall not be effective unless (i) no Default shall have occurred and be continuing either on the date of the notice requesting such extension, on the Consent Date or on the Current Termination Date, and (ii) each of the representations and warranties of the Company in Section 7 hereof shall be true and complete in all material respects on and as of each of the date of such notice, the Consent Date and the Current Termination Date with the same force and effect as if made on and as each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date as of such specific date).

                 Even if the Current Termination Date is extended as aforesaid, the Commitment of each Non-Consenting Bank shall terminate on the Current Termination Date and all principal of and interest on the Loans made by each such Non-Consenting Bank, and all other amounts then owing to such Non-Consenting Bank hereunder (including, without limitation, any amounts payable under Section 5.05 hereof), shall be paid on the then Current Termination Date.

                 Without affecting the rights or obligations of the Company or any Bank under this Section 2.03(c) (and without liability to the Company or any Bank for any failure to do so), the Agent will endeavor to remind the Company, not less than 90 days prior to the Current Termination Date, of any right the





                               Credit Agreement

Company may have under this Section 2.03(c) to extend the Current Termination Date.

                 If any Non-Consenting Bank is a Reference Bank (or whose Applicable Lending Office is a Reference Bank, as the case may be), such Reference Bank shall cease to be a Reference Bank at the close of business on the date five (5) Business Days prior to the then Current Termination Date and, if as a result of the foregoing, there shall be less than three Reference Banks remaining, then the Agent (with the consent of the Company) shall, by notice to the Company and the Banks, designate additional Bank(s) as Reference Bank(s), so that there shall at all times be at least three Reference Banks.

                 If the Swingline Bank is a Non-Consenting Bank the provisions of Section 2.10 hereof shall cease being available on the then Current Termination Date unless another Bank shall have agreed to be the Swingline Bank.

                 (d) No Reinstatement. The Commitments once terminated or reduced may not be reinstated.

                 2.04  Money Market Loans.

                 (a) In addition to borrowings of Syndicated Loans, at any time prior to the Commitment Termination Date, the Company may, as set forth in this Section 2.04, request the Banks to make offers to make Money Market Loans to the Company in Dollars. The Banks may, but shall have no obligation to, make such offers and the Company may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.04. Money Market Loans may be LIBOR Market Loans or Set Rate Loans (each a " type" of Money Market Loan), provided that:

                          (i) there may be no more than fifteen different Interest Periods for both Syndicated Loans and Money Market Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous);

                         (ii) the aggregate principal amount of all Money Market Loans, together with the aggregate principal amount of all Syndicated Loans and Swingline Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments at such time; and





                               Credit Agreement

                    (iii) the Interest Period for any Money Market Loan shall end on a date no later than the Commitment Termination Date.

                 (b) When the Company wishes to request offers to make Money Market Loans, it shall give the Agent (which shall promptly notify the Banks) notice (a "Money Market Quote Request") so as to be received no later than 11:00 a.m. New York time on (x) the fourth Business Day prior to the date of borrowing proposed therein, in the case of a LIBOR Auction or (y) the Business Day next preceding the date of borrowing proposed therein, in the case of a Set Rate Auction (or, in any such case, such other time and date as the Company and the Agent, with the consent of the Majority Banks, may agree). The Company may request offers to make Money Market Loans for up to three different Interest Periods in a single notice (for which purpose Interest Periods in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); provided that the request for each separate Interest Period shall be deemed to be a separate Money Market Quote Request for a separate borrowing (a "Money Market Borrowing"). Each such notice shall be substantially in the form of Exhibit G hereto and shall specify as to each Money Market Borrowing:

                      (i) the proposed date of such borrowing, which shall be a Business Day;

                     (ii) the aggregate amount of such Money Market Borrowing, which shall be at least $25,000,000 (or in larger multiples of $500,000) but shall not cause the limits specified in Section 2.04(a) hereof to be violated;

                    (iii) the duration of the Interest Period applicable thereto;

                     (iv) whether the Money Market Quotes requested for a particular Interest Period are to be quotes for LIBOR Market Loans or Set Rate Loans; and

                      (v) if the Money Market Quotes requested are to set forth a Money Market Rate, the date on which the Money Market Quotes are to be submitted if it is before the proposed date of borrowing (the date on which such Money Market Quotes are to be submitted is called the "Quotation Date").





                               Credit Agreement

         Except as otherwise provided in this Section 2.04(b), no Money Market Quote Request shall be given within five Business Days (or such other number of days as the Company and the Agent, with the consent of the Majority Banks, may agree) of any other Money Market Quote Request.

                 (c) (i) Each Bank may submit one or more Money Market Quotes, each containing an offer to make a Money Market Loan in response to any Money Market Quote Request; provided that, if the Company's request under Section 2.04(b) hereof specified more than one Interest Period, such Bank may make a single submission containing one or more Money Market Quotes for each such Interest Period. Each Money Market Quote must be submitted to the Agent not later than (x) 2:00 p.m. New York time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 10:00 a.m. New York time on the Quotation Date, in the case of a Set Rate Auction (or, in any such case, such other time and date as the Company and the Agent, with the consent of the Majority Banks, may agree); provided that any Money Market Quote submitted by Chase (or its Applicable Lending Office) may be submitted, and may only be submitted, if Chase (or such Applicable Lending Office) notifies the Company of the terms of the offer contained therein not later than (x) 1:00 p.m. New York time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 9:45 a.m. New York time on the Quotation Date, in the case of a Set Rate Auction.
         Subject to Sections 5.02(b), 5.03, 7.02 and 10 hereof, any Money Market Quote so made shall be irrevocable except with the consent of the Agent given on the instructions of the Company. Except for submissions to the Agent as provided above, no Bank shall, directly or indirectly, communicate with any other Bank regarding the terms contained in, or under consideration for, any Money Market Quote. Chase shall not consider the terms of any other Bank's Money Market Quote in deciding the terms of any Money Market Quote it may decide to submit to the Company.

                 (ii) Each Money Market Quote shall be substantially in the form of Exhibit H hereto and shall specify:

                       (A) the proposed date of borrowing and the Interest Period therefor;

                       (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount shall be at least $5,000,000 or a larger multiple of $500,000; provided that the aggregate principal amount of all Money Market Loans





                               Credit Agreement
                 for which a Bank submits Money Market Quotes (x) may be greater or less than the Commitment of such Bank but (y) may not exceed the principal amount of the Money Market Borrowing for a particular Interest Period for which offers were requested;

                          (C) in the case of a LIBOR Auction, the margin above or below the applicable LIBO Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (expressed to the nearest 1/10,000 of 1%) to be added to or subtracted from the applicable LIBO Rate;

                          (D) in the case of a Set Rate Auction, the rate of interest per annum (expressed to the nearest 1/10,000 of 1%) offered for each such Money Market Loan (the "Money Market Rate"); and

                          (E)  the identity of the quoting Bank.

         Unless otherwise agreed by the Agent and the Company, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request and, in particular, no Money Market Quote may be conditioned upon acceptance by the Company of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made.

                 (d) The Agent shall (x) in the case of a Set Rate Auction, as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:15 a.m. New York time on the Quotation
         Date) or (y) in the case of a LIBOR Auction, by 4:00 p.m. New York time on the day a Money Market Quote is submitted, notify the Company of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.04(c) hereof and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent and the Company unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Company shall specify (A) the aggregate principal amount of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and Money Market Margins or Money Market Rates, as the case may be, so offered by each Bank (identifying the Bank that made each Money Market Quote).





                               Credit Agreement

                 (e) Not later than 11:00 a.m. New York time on (x) the third Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) the Quotation Date, in the case of a Set Rate Auction (or, in any such case, such other time and date as the Company and the Agent, with the consent of the Majority Banks, may agree), the Company shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.04(d) hereof (and the failure of the Company to give such notice by such time shall constitute nonacceptance) and the Agent shall promptly notify each affected Bank. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Company may accept any Money Market Quote in whole or in part (provided that, except for acceptances in part contemplated by the penultimate sentence of this Section 2.04(e), any Money Market Quote accepted in part shall be at least $5,000,000 or in larger multiples of $100,000); provided that:

                      (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                     (ii) the aggregate principal amount of each Money Market Borrowing shall be at least $25,000,000 (or in larger multiples of $500,000) but shall not cause the limits specified in Section 2.04(a) hereof to be violated;

                    (iii) acceptance of offers may be made only in ascending order of Money Market Margins or Money Market Rates, as the case may be, in each case beginning with the lowest rate so offered; and

                     (iv) the Company may not accept any offer where the Agent has advised the Company that such offer fails to comply with
                 Section 2.04(c)(ii) hereof or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.04(a) hereof).

         If offers are made by two or more Banks with the same Money Market Margins or Money Market Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Company among such Banks as nearly as possible (in amounts of at least $5,000,000 or larger





                               Credit Agreement
         multiples of $100,000) in proportion to the aggregate principal amount of such offers. Determinations by the Company of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

                 (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 1:00 p.m. New York time on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at account number NYAO-DI-900-9-000002 maintained by the Agent with Chase at the Principal Office in immediately available funds, for account of the Company. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same on the date received by the Agent, in immediately available funds, in an account of the Company maintained with Chase at the Principal Office designated by the Company.

                 (g) Except for the purpose and to the extent expressly stated in Sections 2.03(a) and 2.05(a) hereof, the amount of any Money Market Loan made by any Bank shall not constitute a utilization of such Bank's Commitment.

                 2.05  Fees.

                 (a) Facility Fee. The Company shall pay to the Agent for account of each Bank a facility fee on the amount of such Bank's Commitment (whether or not utilized) for the period from and including the date hereof to but not including the earlier of the date such Commitment is terminated and the Commitment Termination Date, at a rate per annum equal to the Applicable Facility Fee Percentage. Accrued facility fee shall be payable on each Quarterly Date and on the earlier of the date such Commitment is terminated and the Commitment Termination Date.

                 (b) Money Market Quote Request Fee. The Company shall pay to the Agent a solicitation fee equal to $2,000 for each Money Market Quote Request made by the Company. Accrued solicitation fees shall be payable on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Commitment Termination Date.

                 2.06 Lending Offices. The Loans of each type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Loans of such type.

                 2.07 Several Obligations; Remedies Independent. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its





                               Credit Agreement
obligation to make its Loan on such date, but neither any Bank nor the Agent shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank. The amounts payable by the Company at any time hereunder and under the Notes to each Bank shall be a separate and independent debt and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes. The provisions of the preceding sentence shall apply mutatis mutandis to the Swingline Loans made by the Swingline Bank to FFB.

                 2.08  Notes.

                 (a) The Syndicated Loans made by each Bank shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit A-1 hereto, dated the date hereof, payable to such Bank in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed. The date, amount, type and interest rate of each Syndicated Loan made by each Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by such Bank on its books and, prior to any transfer of such Note held by it, endorsed by such Bank on the schedule attached to such Note or any continuation thereof; provided that any failure by any Bank to make such endorsements on the schedule attached to the Note held by it shall not affect the validity of the Company's obligation to repay the unpaid principal amount of the Loans made by such Bank with interest thereon in accordance with the terms of this Agreement.

                 (b) The Money Market Loans made by any Bank shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit A-2 hereto, dated the date hereof, payable to such Bank and otherwise duly completed. The date, amount, type, interest rate and maturity date of each Money Market Loan made by each Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by such Bank on its books and, prior to any transfer of such Note held by it, endorsed by such Bank on the schedule attached to such Note or any continuation thereof; provided that any failure by any Bank to make such endorsements on the schedule attached to the Note held by it shall not affect the validity of the Company's obligation to repay the unpaid principal amount of the Loans made by such Bank with interest thereon in accordance with the terms of this Agreement.

                 (c) The Swingline Loans made by the Swingline Bank shall be evidenced by a single promissory note of FFB in





                               Credit Agreement
substantially the form of Exhibit A-3 hereto, dated the date hereof, payable to the Swingline Bank and otherwise duly completed. The date, amount and interest rate of each Swingline Loan made to FFB, and each payment made on account of the principal thereof, shall be recorded by the Swingline Bank on its books and, prior to any transfer of such Note held by it, endorsed by the Swingline Bank on the schedule attached to such Note or any continuation thereof; provided that any failure by the Swingline Bank to make such endorsements on the schedule attached to the Note held by it shall not affect the validity of FFB's obligation to repay the unpaid principal amount of the Swingline Loans with interest thereon in accordance with the terms of this Agreement.

                 (d) Neither the Swingline Bank nor any Bank shall be entitled to have its Notes subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a permitted assignment of all or any portion of such Bank's Commitment, Loans and Notes pursuant to
Section 5.01(e) or Sections 11.06(b), (e) or (g) hereof.

                 2.09 Optional Prepayments and Conversions or Continuation of Loans. Subject to Section 4.04 hereof, the Company shall have the right to prepay Syndicated Loans and subject to the terms thereof, Money Market Loans (without premium or penalty but subject to the provisions of Section 5 hereof), in such order as it may select as between Syndicated Loans, and subject to the terms thereof, Money Market Loans or to Convert Syndicated Loans of one type into Syndicated Loans of another type or Continue Syndicated Loans of one type as Syndicated Loans of the same type, at any time or from time to time, provided that: (i) the Company shall give the Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 hereof; and
(ii) Eurodollar Loans may be prepaid or Converted only on the last day of an Interest Period for such Loans.

                 2.10  Swingline Loans.

                 (a) FFB may, on any Business Day prior to the Commitment Termination Date, request the Swingline Bank (i) to make an offer on such Business Day to make a Swingline Loan (an "Uncommitted Swingline Loan"), or
(ii) to make a Swingline Loan (a "Committed Swingline Loan"), to FFB on such Business Day in Dollars in the manner set forth in this Section 2.10; provided that the aggregate unpaid principal amount of all Swingline Loans may not, at any one time outstanding, exceed (i) the Swingline Amount or (ii) together with the aggregate unpaid principal amount of all Syndicated Loans and Money Market Loans, the aggregate amount of the Commitments at such time; provided





                               Credit Agreement
further, that Swingline Loans may not be outstanding for more than five (5) consecutive Business Days. The Swingline Bank may, but shall have no obligation to, make any such offer to make an Uncommitted Swingline Loan and FFB may, but shall have no obligation to, accept any such offer to make an Uncommitted Swingline Loan.

                 (b) When FFB wishes to request an offer from the Swingline Bank to make an Uncommitted Swingline Loan, or a Committed Swingline Loan, on the date (a "Swingline Borrowing Date") on which it proposes to borrow a Swingline Loan (a "Swingline Borrowing"), it shall give the Swingline Bank notice (a "Swingline Request"), which notice shall be effective only if received by the Swingline Bank (unless the Swingline Bank shall otherwise consent) no later than (i) 3:00 p.m. New York time, in the case of a Swingline Borrowing in a principal amount up to but not exceeding $50,000,000, (ii) 2:00 p.m. New York time, in the case of a Swingline Borrowing in a principal amount greater than $50,000,000 and up to but not exceeding $200,000,000, (iii) 1:00 p.m. New York time, in the case of a Swingline Borrowing in a principal amount greater than $200,000,000 and up to but not exceeding $250,000,000 and (iv) noon New York time, in the case of a Swingline Borrowing in a principal amount greater than $250,000,000. Each such Swingline Request shall specify the principal amount of the Swingline Borrowing (which shall be at least $5,000,000 and in larger multiples of $1,000,000).

                 (c) Upon receipt of a Swingline Request for an Uncommitted Swingline Loan, the Swingline Bank may, but shall not be obligated to, submit a Swingline Quote to FFB, which Swingline Quote shall contain an offer to make an Uncommitted Swingline Loan in response to such Swingline Request. Each Swingline Quote must specify (i) the principal amount of the Swingline Borrowing for which such offer is being made (which principal amount shall be at least $5,000,000 or a larger multiple of $1,000,000) and (ii) a quote of a margin (the "Swingline Margin") above the Federal Funds Rate which, when added to the Federal Funds Rate, will be the interest rate per annum applicable to the Uncommitted Swingline Loan to be borrowed.

                 (d) Upon receipt of a Swingline Quote in response to its Swingline Request for an Uncommitted Swingline Loan, FFB shall within five minutes of receipt of such Swingline Quote notify the Swingline Bank of its acceptance or nonacceptance of such Swingline Quote; provided that a failure of FFB so to notify the Swingline Bank shall be nonacceptance of such Swingline Quote.

                 (e) Promptly upon FFB's acceptance of a Swingline Quote, and within an hour of a Swingline Request for a Committed





                               Credit Agreement

Swingline Loan, the Swingline Bank shall make the amount of the Swingline Loan to be made by it on such date available to FFB on such date by depositing the same, in immediately available funds, in an account of FFB maintained with Chase at the Principal Office designated by FFB. The Swingline Bank shall thereupon promptly notify the Agent (which shall promptly notify the Banks) that a Swingline Loan has been made and the amount thereof.

                 (f) Anything in this Section 2.10 to the contrary notwithstanding, the Swingline Bank's obligation to make Committed Swingline Loans may be terminated or reduced by the Swingline Bank by not less than 30 days' notice and may be terminated under Section 9 hereof.

                 Section 3. Payments of Principal and Interest; Mandatory Prepayments.

                 3.01  Repayment of Loans.

                 (a) Syndicated Loans. The Company will pay to the Agent for account of each Bank the aggregate unpaid principal amount of such Bank's Syndicated Loans outstanding, and each Syndicated Loan shall mature, on the Commitment Termination Date.

                 (b) Money Market Loans. The Company will pay to the Agent for account of each Bank holding a Money Market Loan the unpaid principal amount of each Money Market Loan held by such Bank, and each Money Market Loan shall mature, on the last day of the Interest Period therefor.

                 (c) Swingline Loans. FFB will pay (or cause to be paid) to the Agent for account of the Swingline Bank the principal amount of each Swingline Loan at or prior to, and each Swingline Loan shall mature at, 1:00 p.m. New York time on the Business Day immediately following the Swingline Borrowing Date (the "Swingline Maturity Date").

                 3.02 Interest. (a) The Company will pay to the Agent for account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                 (i) during such period such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin;

                 (ii) during such period such Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Fixed





                               Credit Agreement

         Rate for such Loan for such Interest Period plus the Applicable Margin;

                 (iii) during such period such Loan is a LIBOR Market Loan, the LIBO Rate for such Loan for the Interest Period therefor plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.04 hereof; and

                 (iv) during such period such Loan is a Set Rate Loan, the Money Market Rate for such Loan for the Interest Period therefor quoted by the Bank making such Loan in accordance with Section 2.04 hereof.

                 (b) FFB will pay to the Agent for account of the Swingline Bank interest on the unpaid principal amount of each Swingline Loan made by the Swingline Bank, for the period from and including the date on which such Swingline Loan is made to but excluding the Swingline Maturity Date applicable thereto, at (i) in the case of an Uncommitted Swingline Loan, the Federal Funds Rate (as in effect on the Swingline Borrowing Date) plus the applicable Swingline Margin; provided that, upon any Bank acquiring a participation or a direct interest in such Uncommitted Swingline Loan pursuant to the third sentence of Section 2.02(b) hereof, the Base Rate; and (ii) in the case of a Committed Swingline Loan, the Base Rate.

                 (c) Notwithstanding the foregoing provisions of this Section 3.02, the relevant Borrower will pay to the Agent for account of each Bank (including for these purposes, the Swingline Bank) interest at the applicable Post-Default Rate on any principal of any Loan made by such Bank or the Swingline Bank, and on any other amount payable by the Borrowers under any other Basic Document to or for account of such Bank, which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full.

                 (d) Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Eurodollar Loan or LIBOR Market Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months at three-month intervals following the first day of such Interest Period, (iii) in the case of a Set Rate Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than 90 days at 90-day intervals following the first day of such Interest Period, (iv) in the case of a Swingline Loan, on the Swingline Maturity Date therefor, and (v) in the case of any





                               Credit Agreement

Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any Eurodollar Loan or LIBOR Market Loan that is Converted into a Base Rate Loan (pursuant to Section
5.04 hereof) shall be payable on the date of Conversion. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give notice thereof to the Banks and the Swingline Bank to which such interest is payable and the Company and FFB.

                 3.03 Mandatory Commitment Reductions and Prepayments. Upon the occurrence of a Change in Control, the Majority Banks may, by notice (through the Agent) to the Company, terminate the Commitments, whereupon the Commitments shall automatically terminate, and the Borrowers shall, on the date such notice is given (or if such day is not a Business Day, on the next succeeding Business Day), prepay all Loans outstanding and pay all other obligations of the Borrowers hereunder and under any other Basic Document then due. The Company shall give the Agent and the Banks prompt notice of the occurrence of any Change in Control.

                 Section 4.  Payments; Pro Rata Treatment; Computations; Etc.

                 4.01  Payments.

                 (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by any Borrower under this Agreement and the Notes shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at account number NYAO-DI-900-9-000002 maintained by the Agent with Chase at the Principal Office, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made (except for purposes of Section 9 hereof) on the next succeeding Business Day).

                 (b)  Any Bank (including, for these purposes, the Swingline
Bank) for whose account any such payment is to be made may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the relevant Borrower with such Bank (with notice to such Borrower and the Agent; provided that such Bank's failure to give such notice shall not affect the validity thereof).





                               Credit Agreement

                 (c) The Borrowers shall, at the time of making each payment under this Agreement or any Note, specify to the Agent whether such payment is to be applied to the Loans or to other amounts payable by the Borrowers hereunder (and in the event that any Borrower fails to so specify, or if an Event of Default specified in Section 9(a) hereof has occurred and is continuing, the Agent may distribute such payment to the Banks in such manner as the Majority Banks may determine to be appropriate, subject to Section 4.02 hereof).

                 (d) Except to the extent otherwise provided in the last sentence of Section 2.02(b) hereof, each payment received by the Agent under this Agreement or any Note for account of a Bank (including for these purposes, the Swingline Bank) shall be paid promptly to such Bank, in immediately available funds, for account of such Bank's Applicable Lending Office for the Loan in respect of which such payment is made.

                 (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended for the period of such extension.

                 4.02 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Banks under Section 2.01 hereof shall be made from the Banks and each payment of facility fee under Section
2.05 hereof shall be made for account of the Banks, and each termination or reduction of the amount of the Commitments under Sections 2.03(a)(1) and 3.03 hereof shall be applied to the Commitments of the Banks, pro rata according to the amounts of their respective Commitments; (b) the making, Conversion and Continuation of Loans of a particular type (other than Conversions provided for by Section 5.04 hereof) shall be made pro rata among the Banks according to the amounts of their respective Commitments, and Eurodollar Loans having the same Interest Period shall be allocated pro rata among the Banks according to the amounts of their respective Eurodollar Loans; (c) each payment or prepayment of principal of Syndicated Loans by the Company shall be made for account of the Banks pro rata in accordance with the respective unpaid principal amounts of the Syndicated Loans held by the Banks; and (d) each payment of interest on Syndicated Loans by the Company shall be made for account of the Banks pro rata in accordance with the respective amounts of interest due on Syndicated Loans and payable to the Banks.

                 4.03 Computations. Interest on Eurodollar Loans, Money Market Loans and Swingline Loans, and facility fee payable under Section 2.05 hereof, shall be computed on the basis of a





                               Credit Agreement
year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, and interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

                 4.04 Minimum Amounts. Except for Conversions or prepayments made pursuant to Sections 3.03 or 5.04 hereof, each borrowing, Conversion and prepayment of principal of Syndicated Loans shall be in an aggregate amount at least equal to $5,000,000 (borrowings, prepayments or Conversions of or into Syndicated Loans of different types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each type or Interest Period). Each reduction of Commitments in accordance with Section 2.03(a)(1) hereof shall be in an aggregate amount at least equal to $1,000,000. Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of Eurodollar Loans having the same Interest Period shall be at least equal to $10,000,000 and, if the aggregate amount of Eurodollar Loans having the same Interest Period would otherwise be in a lesser aggregate principal amount for any period, such Loans shall be Base Rate Loans during such period.

                 4.05 Certain Notices. Except as otherwise expressly provided herein, notices by the Company to the Agent of terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Syndicated Loans, of type of Syndicated Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Agent not later than 10:00 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                                                    Number of
                                                                    Business
        Notice                                                      Days Prior
        ------                                                      ----------
   Termination or
   reduction of Commitments                                            3

   Borrowing or prepayment of,
   or Conversions into,
   Base Rate Loans                                                  same day





                               Credit Agreement

                                                                    Number of
                                                                    Business
        Notice                                                      Days Prior
        ------                                                      ----------
   Borrowing or prepayment of,
   Conversions into, Continuations as,
   or duration of Interest Period
   for, Eurodollar Loans                                                 3

Each such notice of termination or reduction shall specify the aggregate amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Syndicated Loans to be borrowed, Converted, Continued or prepaid and the aggregate amount (subject to Section 4.04 hereof) and type of the Syndicated Loans to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the type of Syndicated Loans to result from such Conversion) and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day) and, if such Loans are Eurodollar Loans, the duration of the Interest Period therefor. The Agent shall promptly notify the Banks of the contents of each such notice. In the event that the Company fails to select the type of Syndicated Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

                 4.06 Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Bank or the Company (the "Payor") prior to the date on which the Payor is scheduled to make payment to the Agent of (in the case of a Bank) the proceeds of a Loan to be made by it hereunder or (in the case of the Company) a payment to the Agent for account of one or more of the Banks hereunder (such payment being herein called the "Required Payment") which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to) make the amount thereof available to the intended recipient(s) on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid.





                               Credit Agreement

                 4.07  Sharing of Payments, Etc.

                 (a) The Company agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it for account of the Company at any of its offices, in Dollars or in any other currency, against any principal of or interest on such Bank's Loans, or any other amount payable to such Bank hereunder, which is not paid when due (regardless of whether such balances are then due to the Company), in which case it shall promptly notify the Company and the Agent thereof, provided that such Bank's failure to give such notice shall not affect the validity thereof.

                 (b) If any Bank shall obtain payment of any principal of or interest on any Syndicated Loan made by it to the Company under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or similar right, debit pursuant to Section 4.01(b) hereof, or otherwise (other than pursuant to Sections 2.03(a)(2), 2.03(c), 5.01(e) or 11.06 hereof), and, as a result of such payment, such Bank shall have received a greater percentage of the principal or interest then due hereunder by the Company to such Bank in respect of Syndicated Loans than the percentage received by any other Bank, it shall promptly purchase from the other Banks participations in (or, if and to the extent specified by any such other Bank, direct interests in) the Syndicated Loans made by such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Syndicated Loans held by each Bank. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                 (c) The Company agrees that any Bank purchasing a participation (or direct interest) in the Syndicated Loans made by other Banks (or in interest due thereon, as the case may be) in accordance with Section 4.07(b) hereof may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation.

                 (d) Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right





                               Credit Agreement
with respect to any other indebtedness or obligation of the Company. If, under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

                 Section 5.  Yield Protection and Illegality.

                 5.01  Additional Costs.

                 (a) The Company shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs which such Bank determines are attributable to its making or maintaining of any Fixed Rate Loans or its obligation to make any Fixed Rate Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                 (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Note in respect of any of such Loans (other than taxes imposed on or measured by the overall net income of such Bank or of its Applicable Lending Office for any of such Loans); or

                 (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Fixed Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including such Loan or any deposits referred to in the definition of "Fixed Base Rate" in Section 1.01 hereof), or any commitment of such Bank (including the Commitment of such Bank hereunder); or

                 (iii) imposes any other condition affecting this Agreement or any of its Notes (or any of such extensions of credit or liabilities) or its Commitments.

If any Bank requests compensation from the Company under this Section 5.01(a), the Company may, by notice to such Bank (with a copy to the Agent), suspend the obligation of such Bank to make or Continue its Loans of the type with respect to which such compensation is requested, or to Convert its Base Rate Loan into a Loan of such type, until the Regulatory Change giving rise to





                               Credit Agreement
such request ceases to be in effect (in which case the provisions of Section
5.04 hereof shall be applicable).

                 (b) Without limiting the effect of the provisions of Section 5.01(a) hereof, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Company (with a copy to the Agent), the obligation of such Bank to make or Continue, or to Convert any Base Rate Loan into, a Eurodollar Loan hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable).

                 (c) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Company shall pay directly to each Bank from time to time on request such amounts as such Bank may determine to be necessary to compensate such Bank for any costs which it determines are attributable to the maintenance by such Bank (or any Applicable Lending Office), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or requirement (whether or not having the force of law and whether or not the failure to comply, therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord, of capital in respect of its Commitment or any of its Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Bank (or any Applicable Lending Office) to a level below that which such Bank (or any Applicable Lending Office) could have achieved but for such law, regulation, interpretation, directive or request).

                 (d) Each Bank will notify the Company of any event occurring after the date of this Agreement that will entitle such Bank to compensation under paragraph (a) or (c) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Bank obtains actual knowledge thereof; provided that (i) if any Bank fails to give such notice within





                               Credit Agreement

45 days after it obtains actual knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs (including, without limitation, Additional Costs) resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Bank does give such notice and (ii) each Bank will designate a different Applicable Lending Office for the Loan of such Bank affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, except that such Bank shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Bank will furnish to the Company a certificate setting forth the basis and amount of each request by such Bank for compensation under paragraph (a) or (c) of this Section 5.01. Determinations and allocations by any Bank for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or (b) hereof, or of the effect of capital maintained pursuant to Section 5.01(c) hereof, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this Section 5.01, shall be prima facie evidence thereof, provided that such determinations and allocations are made on a reasonable basis.

                 (e) If any Bank (an "Affected Bank") claims compensation from the Company under Section 5.01(a) or 5.01(c) hereof (without prejudice to any amounts then due to such Bank under said Sections), or makes an election under
Section 5.01(b) hereof, the Company may exercise any one of the following options:

                 (i) The Company may request one or more of the non-Affected Banks to take over all (but not part) of such Affected Bank's then outstanding Syndicated Loans and to assume all (but not part) of such Affected Bank's Commitment and obligations hereunder. If one or more Banks (each, an "Assenting Bank") shall so agree, pursuant to such documentation as is satisfactory in form and substance to the Company, such Affected Bank, each Assenting Bank and the Agent (x) the Commitment to make Syndicated Loans of each Assenting Bank and the obligations of such Assenting Bank with respect to Syndicated Loans under this Agreement shall be increased by its respective share of the Commitment to make such Loans and of the obligations of such Affected Bank with respect to Syndicated Loans under this Agreement taken over by such Assenting Bank and (y) each Assenting Bank shall make Syndicated Loans to the Company, pro rata





                               Credit Agreement
         according to such Assenting Bank's respective share of the Commitment of such Affected Bank to make such Loans taken over by such Assenting Bank, in an aggregate principal amount equal to such share of the outstanding principal amount of such Loans of such Affected Bank and otherwise on the same terms as such Loans, on a date mutually acceptable to the Assenting Banks, such Affected Bank and the Company. The proceeds of such Loans, together with funds of the Company, shall be used to prepay such Loans of such Affected Bank, together with all interest accrued thereon, and all other amounts owing to such Affected Bank hereunder in respect of the Syndicated Loans and, upon such assumption by the Assenting Banks and prepayment by the Company, such Affected Bank shall cease to be a "Bank" for purposes of this Agreement in respect of the Syndicated Loans and shall no longer have any obligations hereunder in respect of the Syndicated Loans.

                 (ii) The Company may designate a bank acceptable to the Agent to assume all (but not part of) the Commitment and the obligations of each such Affected Bank hereunder, and to purchase the outstanding Notes of such Affected Bank and such Affected Bank's rights hereunder and with respect thereto (a "Replacement Bank"), in each case on a date mutually acceptable to the Replacement Bank, such Affected Bank, and the Company, without recourse upon, or warranty by, or expense to, such Affected Bank, for a purchase price equal to the outstanding principal amount of the Loans of such Affected Bank plus all interest accrued thereon and all other amounts owing to such Affected Bank hereunder, and upon such assumption and purchase by such Replacement Bank, such Replacement Bank shall be deemed to be a "Bank" for purposes of this Agreement and such Affected Bank shall cease to be a "Bank" for purposes of this Agreement and such Affected Bank shall no longer have any obligations hereunder.

                 (iii) So long as no Default shall have occurred and be continuing, the Company may terminate such Affected Bank's Commitment and prepay all of such Affected Bank's Loans, together with all interest accrued thereon, and all other amounts owing to such Affected Bank hereunder (including, without limitation, all amounts payable under Sections 5.01 and 5.05 hereof).

If any Affected Bank that ceases being a "Bank" for purposes of this Agreement is a Reference Bank (or whose Applicable Lending Office is a Reference Bank, as the case may be), such Reference Bank shall cease to be a Reference Bank and, if as a result of the foregoing, there shall be less than three Reference Banks





                               Credit Agreement
remaining, then the Agent (with the consent of the Company) shall, by notice to the Company and the Banks, designate additional Bank(s) as Reference Bank(s), so that there shall at all times be at least three Reference Banks.

                 5.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Fixed Base Rate for any Interest Period:

                 (a) the Agent determines (or any Bank that has outstanding a Money Market Quote with respect to a LIBOR Market Loan determines), which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Fixed Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for any type of Fixed Rate Loans as provided herein; or

                 (b) the Majority Banks determine (or any Bank that has outstanding a Money Market Quote with respect to a LIBOR Market Loan determines), which determination shall be conclusive, and notify (or notifies, as the case may be), the Agent that the relevant rates of interest referred to in the definition of "Fixed Base Rate" in Section
         1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans (or LIBOR Market Loans, as the case may be), for such Interest Period is to be determined are not likely to cover adequately the cost to such Banks (or such quoting Bank) of making or maintaining such type of Loans for such Interest Period;

then the Agent shall give the Company and each Bank prompt notice thereof, and so long as such condition remains in effect, the Banks (or such quoting Bank) shall be under no obligation to make additional Eurodollar Loans (or a LIBOR Market Loan, as the case may be), to Continue Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans and the Company shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans (or LIBOR Market Loans), either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with Section 2.09 hereof.

                 5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans or LIBOR Market Loans hereunder, then such Bank shall promptly notify the Company thereof (with a copy to the Agent) and such Bank's obligation to make or Continue, or to Convert a Base Rate Loan into, a





                               Credit Agreement

Eurodollar Loan shall be suspended until such time as such Bank may again make and maintain a Eurodollar Loan (in which case the provisions of Section 5.04 hereof shall be applicable), and such Bank shall no longer be obligated to make any LIBOR Market Loan that it has offered to make.

                 5.04 Treatment of Affected Loans under Certain Circumstances. If the obligation of any Bank to make or Continue, or to Convert a Base Rate Loan into, a Eurodollar Loan or LIBOR Market Loan is suspended pursuant to
Section 5.01 or 5.03 hereof, such Bank's Eurodollar Loan or LIBOR Market Loan shall be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for its Eurodollar Loan or LIBOR Market Loan (or, in the case of a Conversion required by Section 5.01(b) or 5.03 hereof, on such earlier date as such Bank may specify to the Company with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof which gave rise to such Conversion no longer exist:

                 (a) to the extent that such Bank's Eurodollar Loan or LIBOR Market Loan has been so Converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Eurodollar Loan or LIBOR Market Loan shall be applied instead to its Base Rate Loan; and

                 (b) a Loan which would otherwise be made or Continued by such Bank as a Eurodollar Loan shall be made or Continued instead as a Base Rate Loan and the Base Rate Loan of such Bank which would otherwise be Converted into a Eurodollar Loan shall remain as a Base Rate Loan.

If such Bank gives notice to the Company (with a copy to the Agent) that the circumstances specified in Section 5.01 or 5.03 hereof which gave rise to the Conversion of such Bank's Eurodollar Loan or LIBOR Market Loan pursuant to this
Section 5.04 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are then outstanding, such Bank's Base Rate Loans shall be automatically Converted, on the first day of the next succeeding Interest Period for such Eurodollar Loans so that, after giving effect thereto, to the extent possible all Syndicated Loans held by the Banks are Eurodollar Loans.

                 5.05 Compensation. The Company shall pay to the Agent for account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank reasonably determines are attributable to:





                               Credit Agreement

                 (a) any payment, prepayment or Conversion (other than pursuant to Section 5.01(b) or 5.03 hereof) of a Fixed Rate Loan or a Set Rate Loan made by such Bank for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9 hereof) on a date other than the last day of the Interest Period for such Loan; or

                 (b) any failure by the Company for any reason (other than as a consequence of the delivery by such Bank of the notice referred to in Sections 5.01(a), 5.01(b), 5.02 or 5.03 hereof but including, without limitation, the failure of any of the conditions precedent specified in Section 6 hereof to be satisfied) to borrow a Fixed Rate Loan or a Set Rate Loan (with respect to which, in the case of a Money Market Loan, the Company has accepted a Money Market Quote) from such Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 or 2.04(b) hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid or Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Bank would have bid in the London interbank market (if such Loan is a Eurodollar Loan or a LIBOR Market Loan) or the United States secondary certificate of deposit market (if such Loan is a Set Rate Loan) for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank).

                 5.06  Withholding Tax Exemption; Etc.   Each Bank which is
organized outside of the United States of America shall deliver to the Company (with a copy to the Agent) such certificates, documents or other evidence as may be required from time to time, including, without limitation, any certificate or statement of exemption required by Treasury Regulation Section 1.1441-4(a) or Section 1.1441-6(c) or any subsequent version thereof, properly completed and duly executed by such Bank, to establish that such Bank is not subject to withholding under Section 1441 or 1442 of the Code, or comparable successor provisions, because payments to such Bank are effectively connected with the conduct by such Bank of a trade or business in





                               Credit Agreement
the United States of America or exempt from United States tax under a provision of an applicable tax treaty. Notwithstanding any provision herein to the contrary, the Company shall not have any obligation to pay to such Bank any amount which the Company is liable to withhold due to failure of such Bank to timely file with the Company such certificate or statement of exemption by such time or times as set forth in such Regulations or otherwise.

                 Section 6.  Conditions Precedent.

                 6.01 Initial Extension of Credit. The obligation of any Bank to make its initial extension of credit hereunder is subject to the receipt by the Agent on behalf of the Banks or the Swingline Bank, as the case may be, of the following documents, each of which shall be satisfactory to the Agent in form and substance:

                 (a)   Principal Documents.

                 (i) Notes. The Syndicated Notes and the Money Market Notes, duly completed and executed by the Company, dated the date hereof.

                 (ii) Company Guarantee. The Company Guarantee, duly executed and delivered by the Company.

                 (b)   Corporate Documents and Regulatory Certificates.

                 (i) Charter, By-Laws and Corporate Action. Certified copies of the charter and by-laws of each of the Obligors and all corporate action taken by each of the Obligors (including, without limitation, the resolutions of the Board of Directors of each Obligor authorizing the transactions contemplated hereby).

                 (ii) Incumbency. Certificates of each of the Obligors in respect of the incumbency and specimen signature of each of the officers (x) who is authorized to sign on its behalf each of the Basic Documents to which it is a party and (y) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Basic Documents and the transactions contemplated thereby (and the Agent and each Bank may conclusively rely on such certificate until it receives notice from any Borrower to the contrary).

                 (iii) Existence Certificate. A true, correct and complete copy of a certificate of existence for each Obligor, in each case issued by the Secretary of State (or





                               Credit Agreement
         equivalent official) of the State in which such Person is organized.

                 (c)      Certificates.

                 (i) Opening Compliance Certificate. A Compliance Certificate of the Company signed by a senior officer of the Company setting forth the calculations therein as of December 31, 1994.

                 (ii) Closing Certificate. A certificate of the Company signed by a senior officer of the Company to the effect set forth in the first sentence of Section 6.02 hereof.

                 (d)      Opinions.

                 (i) Opinion of Special Georgia Counsel to the Borrowers. An opinion of Sutherland, Asbill & Brennan, special Georgia counsel to the Borrowers, substantially in the form of Exhibit C-1 hereto. The Borrowers hereby instruct such counsel to deliver such opinion to the Agent and the Banks.

                 (ii) Opinion of General Counsel of the Borrowers. An opinion of Randolph L.M. Hutto, Esq., General Counsel of each of the Borrowers, substantially in the form of Exhibit C-2 hereto. The Borrowers hereby instruct such counsel to deliver such opinion to the Agent and the Banks.

                 (iii) Opinion of Special New York Counsel to the Banks. An opinion of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Banks, substantially in the form of Exhibit D hereto.

                 (e) Other Requested Documents. Such other documents relating to the transactions contemplated hereby as the Agent or any Bank or special New York counsel to the Banks may reasonably request.

The obligation of any Bank to make its initial extension of credit hereunder is also subject to the payment by the Company of such fees as the Company shall have agreed to pay or deliver to any Bank or the Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Banks in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Basic Documents (to the extent that statements for such fees and expenses have been delivered to the Company).





                               Credit Agreement

                 6.02  Initial and Subsequent Loans.   The obligation of any
Bank (including, for these purposes, the Swingline Bank) to make any Loan (including any Money Market Loan and its initial Syndicated Loan, and, in the case of the Swingline Bank, any Swingline Loan) is subject to the further conditions precedent that, both immediately prior to making such Loan and also after giving effect thereto:

                 (a)  no Default shall have occurred and be continuing; and

                 (b)  the representations and warranties made by the Company in
         Section 7 hereof, and by the Company and the other Obligors in the other Basic Documents, shall be true and complete in all material respects on and as of the date of such Loan with the same force and effect as if made on such date (or, if expressly stated to have been made on and as of a specific date, on and as of such specific date).

Each notice of borrowing by the Company hereunder (including, without limitation, a notice to borrow a Committed Swingline Loan), each Money Market Loan Request and each acceptance by the Company of any Money Market Quote, and each Swingline Quote Request and each acceptance by FFB of any Swingline Quote, shall constitute a certification by the Company to the effect set forth in the preceding sentence (both as of the date of such notice, request or acceptance (as the case may be) and, unless the Company otherwise notifies the Agent prior to the date of such borrowing, as of the date of such borrowing).

                 Section 7. Representations and Warranties. The Company represents and warrants to the Banks that:

                 7.01 Corporate Existence. Each of the Company and its Subsidiaries (other than inactive Subsidiaries): (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

                 7.02 Financial Condition. The consolidated balance sheet of the Company and its Subsidiaries as at December 31, 1994 and the related consolidated statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for the fiscal year ended on said date, with the opinion thereon of





                               Credit Agreement

Deloitte & Touche, heretofore furnished to each of the Banks, present fairly in all material respects the consolidated financial condition of the Company and its Subsidiaries as at said date and the consolidated results of the operations of the Company and its Subsidiaries for the fiscal year ended on said date, all in accordance with generally accepted accounting principles consistently applied. Neither the Company nor any of its Subsidiaries had on said date any material contingent liabilities, liabilities for taxes, unusual forward or long term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said consolidated balance sheet or the notes thereto as at said date. Since December 31, 1994, there has been no material adverse change in the financial condition, operations or business of the Company and its Subsidiaries taken as a whole from that set forth in said financial statements as at said date.

                 7.03 Litigation. Except as disclosed on Schedule IV hereto, there are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency (each a "Litigation"), pending or (to the knowledge of the Company) threatened against the Company or any of its Subsidiaries which individually or in the aggregate are reasonably likely, in the reasonable judgment of the Company, to have a Material Adverse Effect.

                 7.04 No Breach. None of the execution and delivery of the Basic Documents, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Company or any of its Subsidiaries, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument relating to Indebtedness of the Company or any of its Subsidiaries (or any other material agreement or instrument) to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

                 7.05 Corporate Action. Each Obligor has all necessary corporate power and authority to execute, deliver, and perform its obligations under each of the Basic Documents to which it is a party; the execution, delivery and performance by each Obligor of each of the Basic Documents to which it is a party have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and





                               Credit Agreement
delivered by the Company and constitutes, and each of the Notes and the other Basic Documents when executed and delivered by each Obligor party thereto (in the case of the Notes, for value) will constitute, a legal, valid and binding obligation of each Obligor party thereto, enforceable against each such Obligor in accordance with its terms.

                 7.06 Approvals. Except as set forth on Schedule IV hereto, no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency (including, without limitation, the Georgia Department of Banking and Finance (and any successor thereto)) are necessary for the execution, delivery or performance by any of the Obligors of any of the Basic Documents to which it is a party or for the legality, validity, binding effect or enforceability thereof against such Obligor.

                 7.07 Margin Stock. Not more than 25% of the value of the properties of the Company and its Subsidiaries subject to the restrictions contained in Sections 8.05(c) and/or 8.06 hereof is represented by properties constituting Margin Stock.

                 7.08 ERISA. The Company and the ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability in excess of $1,000,000 to the PBGC or any Plan or Multiemployer Plan (other than to make contributions or premium payments in the ordinary course of business).

                 7.09 Taxes. United States Federal income tax returns of the Company and its Subsidiaries have been examined and closed through the fiscal year of the Company ended December 31, 1987. The Company and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its Subsidiaries. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company, adequate.

                 7.10 Investment Company Act. The Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                 7.11 Credit Agreements. Schedule I hereto is a complete and correct list, as of the date of this Agreement, of





                               Credit Agreement
each credit agreement, loan agreement, indenture, purchase agreement, Guarantee or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or Guarantee by, the Company or any of its Subsidiaries, the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $5,000,000, expressly identifying the relevant obligor in respect thereof. The aggregate principal or face amount outstanding or which may become outstanding under each arrangement required to be listed pursuant to the preceding sentence hereof is correctly described in said Schedule I.

                 7.12 Hazardous Materials. Except as set forth on Schedule II hereto, (a) the Company and each of its Subsidiaries have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a Material Adverse Effect and (b) the Company and each of its Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a Material Adverse Effect.

                 7.13 Subsidiaries, Etc. Set forth in Schedule III hereto is a complete and correct list, as of the date of this Agreement, of all Subsidiaries of the Company (and the respective jurisdiction of incorporation of each such Subsidiary) and of all Investments held by the Company and its Subsidiaries in any joint venture or partnership. Except as disclosed in
Schedule III hereto the Company owns, directly or indirectly, free and clear of Liens, all outstanding shares of its Subsidiaries, and all such shares are validly issued, fully paid and non-assessable and the Company (or the respective Subsidiary) also owns, free and clear of Liens, all such Investments.





                               Credit Agreement

                 7.14  Material Agreements.

                 (a) Neither the Company nor any of its Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has or is likely to have a Material Adverse Effect.

                 (b) Neither the Company nor any of its Subsidiaries is in default in any manner that could have a Material Adverse Effect.

                 7.15 Accuracy and Completeness of Information. Except for projections and pro forma financial information, no information, report, financial statement, exhibit or schedule furnished by or on behalf of the Company to the Agent and the Banks in connection with the negotiation of this Agreement or included therein or delivered pursuant thereto contains any untrue statement of material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading which untrue statement or omission (i) has not been corrected in a certificate of the Company furnished to the Agent and the Banks at least one Business Day prior to the date hereof or (ii) if not so corrected, does not relate to matters that would have (or have had) a Material Adverse Effect. All information furnished after the date hereof by or on behalf of the Company to the Agent and the Banks in connection with this Agreement and the transactions contemplated hereby will be true and accurate in every material respect on the date as of which such information is stated or certified unless (i) such information has been corrected in a certificate of the Company furnished to the Agent and the Banks at least five (5) Business Days prior to any requested borrowing or (ii) if not so corrected, such untrue or inaccurate information does not relate to matters that would have (or have had) a Material Adverse Effect. The projections and pro forma financial information delivered by the Company to the Agent and the Banks prior to the date of this Agreement are based upon assumptions of the Company believed by the Company to be reasonable and fair in light of conditions as at the time made, have been prepared on the basis of assumptions stated therein, and reflect the reasonable estimate of the Company of the information projected therein. To the best knowledge of the Company no facts exist which would result in any material adverse change in any such projections or in any estimate reflected therein. The parties hereto acknowledge that projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by such projections may differ from the projected results.





                               Credit Agreement

                 7.16 Compliance with Applicable Laws. Each of the Company and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its respective business and the ownership of its property (including, without limitation, applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliance as would not, in the aggregate, have a Material Adverse Effect.

                 7.17 Assets. Each of the Company and its Subsidiaries owns and has good title to (or, if subject to a lease, has valid leasehold interests in) all of its properties and assets, free and clear of all Liens or other encumbrances of any nature other than Liens expressly permitted by Section 8.06 hereof.

                 Section 8. Covenants of the Company. The Company agrees that, so long as any of the Commitments are in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by the Borrowers hereunder:

                 8.01 Financial Statements. The Company will deliver to each of the Banks:

                 (a) as soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Company, consolidated statements of income and cash flows of the Company and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Company and its Subsidiaries as at the end of such period, setting forth in comparative form the corresponding consolidated figures as at the end of, and for, the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial officer of the Company, which certificate shall state that said consolidated financial statements present fairly in all material respects the consolidated financial condition and results of operations of the Company and its Subsidiaries taken as a whole in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (with accruals being subject to year-end adjustments);

                 (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, consolidated statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for such





                               Credit Agreement
         fiscal year and the related consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, setting forth in comparative form the corresponding consolidated figures as at the end of, and for, the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements present fairly in all material respects the consolidated financial condition and results of operations of the Company and its Subsidiaries taken as a whole as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default under any of Sections 8.07, 8.08, 8.09, 8.10 and 8.11 hereof;

                 (c) promptly after the filing thereof, the relevant quarterly "Consolidated Reports of Condition and Income" of FFB (if any) that FFB shall have filed with the Federal Deposit Insurance Corporation (or any governmental agency substituted therefor);

                 (d) promptly after the filing thereof, the annual audited statements of income, shareholders' equity and cash flows of FFB and the related balance sheet of FFB (if any) that FFB shall have filed with the Federal Deposit Insurance Corporation (or any governmental agency substituted therefor);

                 (e) promptly upon their becoming available, copies of all registration statements (in the form in which declared effective) and regular periodic reports (other than Forms S-8), if any, which the Company shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

                 (f) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

                 (g) as soon as possible, and in any event within ten days after the Company knows that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Company setting forth details respecting such event or condition and the





                               Credit Agreement
         action, if any, which the Company or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Company or an ERISA Affiliate with respect to such event or condition):

                      (i)  any reportable event, as defined in Section
                 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code);

                     (ii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan (other than any such termination that is a "standard termination" within the meaning of Section 4041(b) of ERISA);

                    (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                     (iv) the complete or partial withdrawal by the Company or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by the Company or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; and

                      (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Company or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days;

                 (h) promptly after the Company knows that any Default has occurred, a notice of such Default describing the same in reasonable detail and stating that such notice is a "Notice of Default" and, together with such notice or as soon thereafter as possible, a description of the action





                               Credit Agreement
         that the Company has taken and proposes to take with respect thereto;
         and

                 (i) from time to time such other information regarding the business, affairs or financial condition of the Company or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Bank or the Agent may reasonably request.

At the time it furnishes each set of financial statements pursuant to paragraph
(a) or (b) above, the Company will furnish to each Bank: (A) a certificate (a "Compliance Certificate") substantially in the form of Exhibit E-1 hereto signed by a senior financial officer of the Company (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken and proposes to take with respect thereto) and (ii) setting forth in reasonable detail (x) the computations necessary to determine whether the Company is in compliance with each of the Sections of the Credit Agreement identified in Annex 1 to the form of Compliance Certificate as of the end of the respective quarterly fiscal period or fiscal year and (y) to the extent any computations referred to in clause (x) above use numbers which are not directly obtainable from the financial statements delivered pursuant to
Section 8.01 hereof, a reconciliation to numbers in such financial statements; and (B) a Facility Fee and Margin Determination Certificate.

                 8.02 Litigation. The Company will promptly give to each Bank notice of any Litigation affecting the Company or any of its Subsidiaries, except proceedings which individually or in the aggregate are not likely, in the reasonable judgment of the Company, to have a Material Adverse Effect.

                 8.03 Corporate Existence, Etc. The Company will, and will cause each of its Subsidiaries to:

                 (a) preserve and maintain its corporate existence and all of its material rights, privileges and franchises (provided that nothing in this Section 8.03 shall prohibit any transaction expressly permitted by Section 8.05 hereof);

                 (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would have a Material Adverse Effect;





                               Credit Agreement

                 (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

                 (d) maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted; and

                 (e) permit, to the extent permitted by applicable law or regulation, representatives of any Bank or the Agent, during normal business hours after reasonable notice, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Bank or the Agent (as the case may be).

                 8.04 Insurance. The Company will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations (subject to deductibles in reasonable amounts) and carry such other insurance (subject to such deductibles) as is usually carried by such corporations.

                 8.05     Prohibition of Fundamental Changes.

                 (a) The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except:

                 (i) any of the Company's Subsidiaries may be merged or consolidated with or into: (A) the Company, if the Company shall be the continuing or surviving corporation, or (B) any other Subsidiary of the Company; provided that if any such transaction shall be between a Subsidiary of the Company and a Wholly-Owned Subsidiary of the Company, the continuing or surviving corporation shall be a Wholly-Owned Subsidiary of the Company;

                 (ii) any of the Company's Subsidiaries may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or a Wholly-Owned Subsidiary of the Company;





                               Credit Agreement

                 (iii) the Company or any of the Company's Subsidiaries may merge or consolidate with any other Person if (A) in the case of a merger or consolidation of the Company, the Company is the continuing or surviving corporation and, in any other case, the continuing or surviving corporation shall be a Wholly-Owned Subsidiary of the Company (provided that the continuing or surviving corporation may be a non-Wholly-Owned Subsidiary of the Company if a Disposition by the Company of the portion of the capital stock of such continuing or surviving corporation not owned by the Company and/or one or more of its Wholly-Owned Subsidiaries would at the time of such merger or consolidation have been permitted pursuant to Section 8.05(c) hereof) and (B) before and after giving effect thereto no Default would exist hereunder.

                 (b)      Except to the extent otherwise expressly permitted by
Section 8.05(a) hereof, the Company will not, and will not permit any of its Subsidiaries to, acquire any business or assets from, or capital stock of, or be a party to any acquisition of, any Person except:

                 (i) the Company and its Subsidiaries may make purchases of inventory and other assets to be sold or used in the ordinary course of business (including, without limitation, asset purchases of merchant credit card portfolios and ancillary assets);

                 (ii) the Company and its Subsidiaries may make Capital Expenditures; and

                 (iii) the Company and its Subsidiaries may make Investments expressly permitted by Section 8.08 hereof.

                 (c) The Company will not convey, sell, transfer or otherwise dispose of, directly or indirectly (each a "Disposition"), any shares of capital stock of National Bancard Corporation ("Nabanco") or Telecheck International, Inc. ("Telecheck"), nor will the Company permit either of Nabanco or Telecheck to make any Disposition, in one or a series of transactions, of all or any substantial part of its assets or business. In addition, the Company will not make a Disposition of any shares of capital stock of any other Subsidiary of the Company that results in such Subsidiary ceasing to be a Subsidiary of the Company if, after giving effect to such Disposition and the provisions of paragraph (ii) of the proviso to the definition of the term "Cash Flow" and assuming that the net cash proceeds of such Disposition had been used to prepay Debt on the last day of the Computation Period ending on or immediately prior to the date of such Disposition, the Company would have been in default of the provisions of
Section 8.10





                               Credit Agreement
hereof as of the last day of the Computation Period ending on or immediately prior to the date of such Disposition.

                 (d) The Company will not, and will not permit any of its Subsidiaries to, lease any of its assets (as lessor) except: (i) in accordance with Section 8.05(a)(ii) hereof; or (ii) leases of assets in the ordinary course of business.

                 8.06  Limitation on Liens, Etc.

                 (a) The Company will not, and will not permit any of its Subsidiaries, to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except:

                 (i) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or any of its Subsidiaries, as the case may be, in accordance with GAAP;

                 (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings;

                 (iii) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

                 (iv) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business (including, without limitation, performance obligations under merchant credit card contracts);

                 (v) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;





                               Credit Agreement

                 (vi) Liens on assets of corporations which become (or are consolidated with or merged into) Subsidiaries of the Company after the date of this Agreement, provided that such Liens are in existence at the time the respective corporations become (or are consolidated with or merged into) Subsidiaries of the Company and were not created in anticipation thereof;

                 (vii) Liens upon real and/or tangible personal property acquired after November 8, 1994 (by purchase, construction or otherwise) by the Company or any of its Subsidiaries, each of which Liens either (A) existed on such property before the time of its acquisition and was not created in anticipation thereof or (B) was created solely for the purpose of securing Indebtedness incurred to finance, refinance or refund the cost (including the cost of construction) of the respective property; provided that (x) no such Lien shall extend to or cover any property of the Company or such Subsidiary other than the respective property so acquired and improvements thereon and (y) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the fair market value (determined in good faith by the Company in accordance with accepted market practice) of the respective property at the time it was acquired (by purchase, construction or otherwise);

                 (viii) Liens in existence (or granted pursuant to an agreement in existence) on November 8, 1994 and described in Schedule V hereto;

                 (ix) Liens arising out of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company and its Subsidiaries are fully covered by insurance (where the insurer has admitted liability in respect of such judgment) or in respect of which the Company or any affected Subsidiary of the Company shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured, and as to which the Company or such Subsidiary has established appropriate reserves or security;

                 (x) Liens created after June 25, 1992 covering the land, buildings and improvements located at 2610 Decker Lake, Salt Lake City, Utah and securing Indebtedness in an amount not to exceed $20,000,000;

                 (xi) statutory or contractual bankers liens on monies held in bank accounts;





                               Credit Agreement

                 (xii) Liens securing Indebtedness permitted by Section 8.07(l) hereof, provided that (x) such Liens are in existence at the time the related assets were acquired and were not created in anticipation of such acquisition and (y) such Liens cover only the assets so acquired;

                 (xiii) Liens upon the assets of FFB of the type described in the definition of "Permitted FFB Investments" in Section 1.01 hereof, which Liens secure Indebtedness permitted by Section 8.07(o) hereof; and

                 (xiv) any extension, renewal or replacement of the foregoing; provided that the Liens permitted by this paragraph shall not be spread to cover any additional Indebtedness or property (other than a substitution of like property).

                 (b) The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction, or become party to any agreement or instrument, that would prohibit (i) the making by any Subsidiary of the Company of any dividend payment or distribution to the Company or any other Subsidiary of the Company or (ii) the granting of a Lien upon any of its property, assets or revenues (other than (A) leases or leasehold estates, (B) licenses or license estates, where the Company or one of its Subsidiaries is lessee or licensee, as the case may be or (C) prohibitions on the granting of Liens agreed to in connection with the granting of Liens permitted by clauses
(vi), (vii) and (xii) of Section 8.06(a) hereof on the property subject to such Liens), whether now owned or hereafter acquired, in favor of the Agent for the benefit of the Agent and the Banks as collateral security for the obligations of the Company hereunder and under the other Basic Documents.

                 8.07 Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

                 (a)      Indebtedness to the Banks hereunder;

                 (b) Indebtedness outstanding on November 8, 1994 and, if required pursuant to Section 7.11 hereof, listed in Schedule I hereto;

                 (c)      Qualified Subordinated Indebtedness;

                 (d)      Capital Lease Obligations;





                               Credit Agreement

                 (e) Indebtedness of newly-acquired Subsidiaries outstanding at the time of the acquisition thereof (but not incurred in contemplation of the acquisition thereof);

                 (f) unsecured Indebtedness of the Company under lines of credit which (i) are maintained by the Company in an aggregate principal amount outstanding (including amounts outstanding on November 8, 1994) not exceeding $100,000,000 and (ii) contain terms that are no more restrictive than the terms contained in this Agreement;

                 (g) letters of credit supporting obligations of the type described in Section 8.06(a)(iii) or 8.06(a)(iv) hereof;

                 (h) letters of credit in addition to letters of credit contemplated by clause (g) above opened in the ordinary course of business in an aggregate undrawn amount (including the undrawn amount of such letters of credit outstanding on June 25, 1992) not to exceed $50,000,000 at any one time outstanding;

                 (i) Indebtedness of the Company and its Subsidiaries (other than FFB) arising as a consequence of Investments permitted by Sections 8.08(b) and 8.08(g) hereof;

                 (j) Indebtedness of the type described in clause (b) of the definition of "Indebtedness" in Section 1.01 hereof arising as a consequence of an acquisition (including, without limitation, an Acquisition) consisting of consideration payable to the related seller or sellers that is required to be accrued as a liability on the balance sheet of the Company and its Subsidiaries in accordance with GAAP on the date of such acquisition;

                 (k) Indebtedness of the type described in clause (b) of the definition of "Indebtedness" in Section 1.01 hereof arising as a consequence of an acquisition (including, without limitation, an Acquisition) consisting of additional contingent consideration to the related seller or sellers that is required to be accrued as a liability on the balance sheet of the Company and its Subsidiaries in accordance with GAAP subsequent to the date of such acquisition;

                 (l) Indebtedness of the Company or a Subsidiary of the Company assumed in connection with an Acquisition of the type described in clause (i) of the definition thereof, provided that such Indebtedness was not created in anticipation of such Acquisition;





                               Credit Agreement

                 (m) Indebtedness for which the Company or one of its Subsidiaries becomes liable as a result of a transaction permitted by
         Section 8.05(a)(i) hereof;

                 (n) Indebtedness in addition to those contemplated by clauses (a) through (m) above (other than Capital Lease Obligations) secured by Liens permitted by Section 8.06(a)(vii) hereof up to but not exceeding $50,000,000 at any one time outstanding;

                 (o) Indebtedness of FFB (i) that is of the type described in clause (a) of the definition of "Indebtedness" in Section 1.01 hereof and secured by Liens permitted by Section 8.06(a)(xiii) hereof, provided that FFB shall use the proceeds of such Indebtedness to fund VISA and Mastercard settlements, (ii) that are short-term advances made by the Company to fund VISA and Mastercard settlements, which short-term advances are repaid within five (5) Business Days, and
         (iii) arising as a consequence of Investments permitted by Section 8.08(h) hereof;

                 (p) additional Indebtedness constituting Specified Company Indebtedness so long as, both immediately before and immediately after the creation or incurrence of such Indebtedness, no Default shall have occurred and be continuing; and

                 (q)      Indebtedness under the Existing Credit Agreement;

provided that anything in this Section 8.07 to the contrary notwithstanding, the aggregate unpaid principal amount of the Indebtedness of the Subsidiaries of the Company (not including Indebtedness of FFB under this Agreement) shall not exceed 20% of Net Worth at any one time outstanding.

                 8.08 Investments. The Company will not, and will not permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

                 (a) operating deposit accounts with bank, thrift institutions or trust companies;

                 (b)      Permitted Investments;

                 (c) Investments in the capital stock of Subsidiaries of the Company on November 8, 1994 or subsequently acquired in accordance with clause (d) below or formed in accordance with clause (e) below;





                               Credit Agreement

                 (d) Investments consisting of the acquisition of the capital stock of any Person; provided that (i) if such acquisition is an Acquisition, after giving effect to such acquisition, such Person is a Subsidiary of the Company; (ii) no Default shall have occurred and be continuing or would result therefrom; and (iii) if such acquisition is not an Acquisition, the aggregate purchase price of all such Investments held from time to time by the Company and its Subsidiaries, together with Investments described in clause (f)(iii) below, is less than 25% of Total Assets;

                 (e) Investments in newly-formed Wholly-Owned Subsidiaries of the Company; provided that no Default shall have occurred and be continuing or would result therefrom;

                 (f) Investments consisting of acquisitions of the type referred to in clause (i) or (iii) of the definition of "Acquisition" in Section 1.01 hereof from or in any Person; provided that (i) after giving effect to such acquisition, the Company or any of its Subsidiaries shall own the assets or interests so acquired; (ii) no Default shall have occurred and be continuing or would result therefrom; and (iii) in connection with the acquisition of any ownership interest in any partnership or joint venture, such partnership or joint venture will not engage in any transaction in which the Company or any of its Subsidiaries would not be permitted to engage hereunder and the aggregate purchase price of such ownership interest, together with Investments described in clause (d)(iii) above, is less than 25% of Total Assets;

                 (g) Investments by (i) the Company or any of its Subsidiaries (other than FFB) consisting of advances to, or Guarantees of, or other contingent obligations with respect to, Indebtedness or other liabilities of (other than FFB), in the case of the Company, any of its Subsidiaries (other than FFB), and in the case of any Subsidiary of the Company, the Company or any other Subsidiary of the Company (other than FFB) and (ii) the Company or any of its Subsidiaries (other than FFB) consisting of Guarantees of, or other contingent obligations with respect to, Indebtedness or other liabilities of a Person incurred or assumed by the Company or such Subsidiary (as the case may be) in connection with an Acquisition of the type described in clause (i) of the definition thereof, provided that such Indebtedness or other liability was not created in contemplation of such Acquisition;





                               Credit Agreement

                 (h) in the case of FFB, Permitted FFB Investments and Investments in receivables from VISA and Mastercard associations;

                 (i) Investments outstanding on November 8, 1994 and identified in Schedule III hereto and Investments constituting Liens permitted by Section 8.06(a)(iv) hereof;

                 (j) Investments resulting from transactions expressly permitted by Section 8.05(a) hereof;

                 (k) Investments by the Company or any of its Subsidiaries consisting of Guarantees of, or other contingent obligations with respect to, obligations and other liabilities pertaining to merchant credit card transactions;

                 (l) Investments resulting from the acquisition by the Company of shares of its outstanding common stock; provided that no Default shall have occurred and be continuing or would result therefrom;

                 (m) Investments by the Company under Interest Rate Protection Agreements; and

                 (n) (i) Investments by the Company in FFB in an aggregate amount not to exceed 15% of Net Worth and (ii) short-term advances made by the Company to FFB to fund VISA and Mastercard settlements, which short-term advances shall be repaid within five (5) Business Days.

                 8.09 Net Worth. The Company will not permit Net Worth on any date occurring on or after November 8, 1994 to be less than $1,100,000,000.

                 8.10 Debt to Cash Flow Ratio. The Company will not permit the Debt to Cash Flow Ratio on any date occurring on or after the date of this Agreement to be greater than 3.75 to 1.

                 8.11 Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio for any Computation Period ending on or after March 31, 1992 to be less than or equal to 3.00 to 1.

                 8.12  [Intentionally omitted.]

                 8.13  [Intentionally omitted.]

                 8.14 Transactions with Affiliates. Except as expressly permitted by this Agreement, the Company will not, nor





                               Credit Agreement
will it permit any of its Subsidiaries to, directly or indirectly:

                 (a) make any Investment in any Affiliate of the Company or any of its Subsidiaries;

                 (b) transfer, sell, lease, assign or otherwise dispose of any assets to any such Affiliate;

                 (c) merge into or consolidate with or purchase or acquire assets from any such Affiliate; or

                 (d) enter into any other transaction directly or indirectly with or for the benefit of any such Affiliate (including, without limitation, Guarantees and assumptions of obligations of any such Affiliate);

provided that (x) any Affiliate who is an individual may serve as a director, officer or employee of the Company or its Subsidiaries and receive reasonable compensation for his or her services in such capacity and (y) the Company and its Subsidiaries may enter into transactions (other than Investments by the Company or any of its Subsidiaries in any such Affiliate) providing for the leasing of property, the rendering or receipt of services or the purchase or sale of inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Company and its Subsidiaries as the monetary or business consideration which would obtain in a comparable transaction with a Person not an Affiliate of the Company or any of its Subsidiaries.

                 8.15 Use of Proceeds. The Company will use the proceeds of the Loans hereunder for its general corporate purposes (in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations U and X and the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the regulations thereunder); provided that, without the consent of each Bank, the Company may not use the proceeds of any of the Loans hereunder to finance or refinance, directly or indirectly, an Acquisition of any Person (or the acquisition of (i) more than 50% of the publicly traded stock (of any class) of any Person or (ii) any of the publicly traded stock (of any class) of any Person after the Company or any of its Subsidiaries shall have been required to file a Schedule 13D under the Securities Exchange Act of 1934, as amended, with respect to such stock) unless such Acquisition (or acquisition) has been approved by the board of directors of such Person or officers thereof duly authorized to do so (provided that, with respect to any Bank that does not so consent, the





                               Credit Agreement

Company may exercise any of the options specified in Section 5.01(e) hereof as though such Bank were an Affected Bank); and provided that neither the Agent nor any Bank shall have any responsibility as to the use of any of such proceeds. FFB will use the proceeds of the Swingline Loans hereunder solely to fund VISA and Mastercard settlements.

                 8.16 Modifications of Certain Documents. The Company will not consent to any modification, supplement or waiver of any of the provisions of any of the agreements or instruments evidencing or relating to any Qualified Subordinated Indebtedness without the prior consent of the Agent (with the approval of the Majority Banks).

                 8.17 Lines of Business. The Company and its Subsidiaries will not, to any significant extent, engage in any business other than Company Business.

                 Section 9. Events of Default. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

                 (a) Any Borrower shall default in the payment when due of any principal of any Loan; or any Borrower shall default in the payment when due of interest on any Loan and such default shall continue unremedied for two Business Days; or any Borrower shall default in the payment when due of any other amount payable by it hereunder and such default shall continue unremedied for five (5) Business Days; or

                 (b) The Company or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its other Indebtedness in the aggregate principal or face amount of $15,000,000 or more; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness (other than Indebtedness which by its terms is payable on demand in any event) shall occur if the effect of such event is to cause or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase or otherwise), prior to its stated maturity; provided that in the event that the Indebtedness involved is purchase money Indebtedness or a Capital Lease Obligation, the nonpayment or other event shall not constitute an Event of Default so long as the Company or such Subsidiary is disputing in good faith its obligation to so pay or perform; or





                               Credit Agreement

                 (c) Any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by the Company or in any of the other Basic Documents (or in any modification or supplement thereto) by any Obligor, or any certificate furnished to any Bank or the Agent pursuant to the provisions hereof or thereof (other than a representation, warranty or certification relating solely to a Subsidiary of the Company other than a Material Subsidiary (as determined solely by reference to clauses (ii) and (iii) of the definition thereof)), shall prove to have been false or misleading as of the time made or furnished in any material respect; or any representation, warranty or certification relating solely to a Subsidiary of the Company other than a Material Subsidiary (as determined solely by reference to clauses (ii) and (iii) of the definition thereof) made or deemed made herein (or in any modification or supplement hereto) by the Company or in any of the other Basic Documents (or in any modification or supplement thereto) by any Obligor, or any certificate furnished to any Bank or the Agent pursuant to the provisions hereof or thereof relating to the same, shall prove to have been false or misleading as of the time made or furnished in any material respect and as a result thereof (or as a result of the matter of the false or misleading representation, warranty or certification) there shall have occurred a Material Adverse Effect;

                 (d) Any Borrower shall default in the performance of any of its obligations under Section 8.01(h) and 8.05 through 8.17 (inclusive) hereof; or any Borrower shall default in the performance of any of its other obligations in this Agreement or any other Basic Document and such default shall continue unremedied for a period of 10 Business Days after notice thereof to the Company by the Agent or any Bank (through the Agent); or

                 (e)  [Intentionally omitted]

                 (f) The Company or any of its Subsidiaries shall admit in writing its failure or inability to, or fail or be unable generally to, pay its debts as such debts become due; or

                 (g) The Company or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy,





                               Credit Agreement
         insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                 (h) A proceeding or case shall be commenced, without the application or consent of the Company or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or such Subsidiary or of all or any substantial part of its assets or (iii) similar relief in respect of the Company or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Company or such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

                 (i) A final judgment or judgments for the payment of money in excess of $10,000,000 in the aggregate (exclusive of the portion of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) shall be rendered by a court or courts against the Company and/or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Company or the relevant Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                 (j) An event or condition specified in Section 8.01(g) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Company or any ERISA Affiliate shall incur or shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which is material in relation to the





                               Credit Agreement
         consolidated financial condition, operations or business, taken as a whole, of the Company and its Subsidiaries; or

                 (k) The Company Guarantee shall for any reason cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested by the Company, or the Company shall deny or disaffirm its obligations under the Company Guarantee;

THEREUPON: (i) in the case of an Event of Default other than one referred to in clause (g) or (h) of this Section 9 with respect to the Company, the Agent, upon request of the Majority Banks shall, by notice to the Company, terminate the Commitments (whereupon the obligation of the Swingline Bank to make Committed Swingline Loans shall automatically terminate) and/or the Swingline Bank may, by notice to the Company, terminate the obligation of the Swingline Bank to make Committed Swingline Loans, and/or the Agent, upon the request of the Majority Banks, shall, by notice to the Company declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrowers hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers; and (ii) in the case of the occurrence of an Event of Default referred to in clause (g) or
(h) of this Section 9 with respect to the Company, the Commitments and the obligation of the Swingline Bank to make Committed Swingline Loans shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans (if any) and all other amounts payable by the Company hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company.

                 Section 10.  The Agent.

                 10.01 Appointment, Powers and Immunities. Each Bank and the Swingline Bank hereby irrevocably appoint and authorize the Agent to act as its agent hereunder and under the other Basic Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and of the other Basic Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 10.05 and the first sentence of Section 10.06 hereof shall include reference to its affiliates





                               Credit Agreement
and its own and its affiliates' officers, directors, employees and agents):
(a) shall have no duties or responsibilities except those expressly set forth) in this Agreement and in the other Basic Documents, and shall not by reason of this Agreement or any other Basic Document be a trustee for any Bank or the Swingline Bank; (b) shall not be responsible to the Banks or the Swingline Bank for any recitals, statements, representations or warranties contained in recitals or in any other Basic Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Basic Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Basic Document or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Basic Document, except for enforcement of the Company Guarantee at the request of the Majority Banks; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Basic Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Agent, together with the consent of the Company to such assignment or transfer and the Agent shall have consented to such assignment or transfer.

                 10.02 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Basic Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and the Swingline Bank.

                 10.03 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the





                               Credit Agreement

Agent has received notice from a Bank, the Swingline Bank or any Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks and the Swingline Bank. The Agent shall (subject to Sections 10.01, 10.07 and 11.04 hereof) take such action with respect to such Default as shall be directed by the Majority Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks and the Swingline Bank.

                 10.04 Rights as a Bank. With respect to its Commitments and the Loans made by it, Chase (and any successor acting as Agent) in its capacity as a Bank (including, for these purposes, the Swingline Bank) hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" or "Swingline Bank" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Chase (and any successor acting as Agent) and its affiliates may (without having to account therefor to any
Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (and any of their affiliates) as if it were not acting as the Agent, and Chase and its affiliates may accept fees and other consideration from, the Company for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

                 10.05 Indemnification. The Banks agree to indemnify the Agent (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Company under said Section 11.03) ratably in accordance with the Commitments of the Banks (or, if the Commitments have been terminated), ratably in accordance with the aggregate principal amount of the Loans made by the Banks for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Basic Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby (including, without limitation, the costs and expenses which the Company is obligated to pay under Section 11.03 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder and excluding all out-





                               Credit Agreement
of-pocket expenses and costs of the Agent referred to in Section 11.03(a)(i) except to the extent that the Company is obligated to reimburse the Agent for such expenses and costs) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                 10.06 Non-Reliance on Agent and other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Basic Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Company of this Agreement or any of the other Basic Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Company or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Company or any of its Subsidiaries (or any of their affiliates) which may come into the possession of the Agent or any of its affiliates.

                 10.07 Failure to Act. Except for action expressly required of the Agent hereunder and under the other Basic Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Banks of their indemnification obligations under Section 10.05 hereof against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                 10.08 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Company, and the Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent which shall be a Bank or, with the prior consent of the Company (which consent shall not be





                               Credit Agreement
unreasonably withheld), any other bank. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks and the Swingline Bank, appoint a successor Agent, which shall be a Bank or, with the prior consent of the Company (which consent shall not be unreasonably withheld) any other bank which has an office in New York, New York with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                 10.09 Consents Under Basic Documents. Without the prior consent of the Majority Banks, the Agent will not consent to any modification, supplement or waiver under the Company Guarantee, provided that without the prior consent of each Bank and the Swingline Bank, the Agent will not release the Company from any of its obligations under the Company Guarantee.

                 Section 11.  Miscellaneous.

                 11.01 Waiver. No failure on the part of the Agent, any Bank or the Swingline Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                 11.02 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers, consents, requests or instructions under, this Agreement) shall be given or made by telecopy or in writing and telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to each other party; provided that telephonic notices (promptly confirmed by a method of communication hereinabove set forth) may be given





                               Credit Agreement
to the intended recipient at the "Address for Notices" (or other address) hereinabove referred to. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier, personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                 11.03 Expenses, Etc. The Company agrees to pay or reimburse the Banks (including, for these purposes, the Swingline Bank) and the Agent for paying: (a) all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Banks), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Basic Documents and the making of the Loans hereunder and (ii) any amendment, modification or waiver of any of the terms of this Agreement or any of the other Basic Documents; (b) all reasonable costs and expenses of the Agent and the Banks (including reasonable counsels' fees actually incurred) in connection with any Default and any enforcement or collection proceedings resulting therefrom; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Basic Documents or any other document referred to herein or therein.

                 The Company hereby agrees to indemnify the Agent and each Bank (including, for these purposes, the Swingline Bank) and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by the Company or any of its Subsidiaries of the proceeds of any of the Loans, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

                 11.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Company, the Agent and the Majority Banks, or by the Company and the Agent acting with the consent of the Majority Banks, and any provision of this Agreement may be waived by the Majority Banks or by the Agent acting with the consent of the Majority Banks; provided that (a) no amendment, modification or waiver





                               Credit Agreement
shall, unless by an instrument signed by all of the Banks or by the Agent acting with the consent of all of the Banks: (i) increase the amount or extend the term, or extend the time or waive any requirement for the reduction or termination, of the Commitments, (ii) extend any date fixed for the payment of principal of or interest on any Loan or any commitment fee or facility fee payable hereunder, (iii) reduce the amount of any payment of principal thereof or the rate at which interest is payable thereon or any fee is payable hereunder, (iv) alter the terms of Sections 2.03(a)(2) or 8.15 hereof or this
Section 11.04 or (v) amend the definition of the term "Majority Banks", or modify in any other manner the number or percentage of the Banks required to make any determinations or waive any rights hereunder or to modify any provision hereof; (b) any modification or supplement of any provision hereof relating to the rights or obligations of the Swingline Bank shall require the consent of the Swingline Bank; and (c) any amendment that affects the rights or obligations of the Agent hereunder shall require the consent of the Agent.

                 11.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                 11.06  Assignments and Participations.

                 (a) A Borrower may not assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Banks, the Swingline Bank and the Agent.

                 (b) Any Bank may assign any of its Loans, its Notes or its Commitment (which Commitment assignment shall include such Bank's corresponding obligations to the Swingline Bank under Section 2.02(b) hereof) with the prior consent (which consent shall not be unreasonably withheld) of the Company and the Agent; provided that (i) without the consent of the Company or the Agent, any Bank may assign to another Bank all or (subject to clauses (iii) and (iv) below) any portion of its Commitment, Notes or Loans; (ii) no such assignment shall be made to any Person that is not a Bank until 10 Business Days after the assigning Bank shall have transmitted to each other Bank notice of its proposal to effect such assignment (which notice shall specify the amount of the Commitment and Loans proposed to be assigned); (iii) the amount of any such partial assignment of its Commitment shall be in a minimum amount of $15,000,000 (or, in the case of an assignment to another Bank, $5,000,000); and
(iv) each such assignment by a Bank of its Commitment, its Note evidencing Syndicated Loans and its Syndicated Loans shall be made in such manner so that the same portion of its Commitment, such Note and its Syndicated Loans is assigned to the respective





                               Credit Agreement
assignee. Upon notice to the Company and the Agent of an assignment by any Bank to any other Bank permitted by the preceding sentence (which notice shall identify the assignee Bank and the amount of the assigning Bank's Commitment or Loans assigned in detail reasonably satisfactory to the Agent) and upon the effectiveness of any assignment consented to by the Company and the Agent, the assignee shall have, to the extent of such assignment (unless otherwise provided such assignment with the consent of the Company and the Agent), the obligations, rights and benefits of a Bank hereunder holding the Commitment (or portion thereof) as the case may be, assigned to it (in addition to the Commitment or Loans, as the case may be, theretofore held by such assignee) and in the event that an assignment of a Bank's Commitment (or portions thereof) is made, the assigning Bank shall, to the extent of such assignment, be released from the Commitment (or portions thereof) so assigned. Upon each such assignment (other than an assignment pursuant to Sections 2.03(c) or 5.01(e) hereof), the assigning Bank shall pay the Agent an assignment fee of $2,500.

                 (c) A Bank may sell or agree to sell to one or more other Persons a participation in all or any part of its Commitment, Syndicated Loans or its Money Market Loans held by it or the Syndicated Loans or its Money Market Loans made or to be made by it, in which event each such participant shall not, except (in the case of a participant that is a Bank) to the extent provided by Section 4.07(c) hereof, have any rights or benefits under this Agreement or any Note (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement (the "Participation Agreement") executed by such Bank in favor of the participant). All amounts payable by the Company to any Bank under Section 5 hereof shall be determined as if such Bank had not sold or agreed to sell any participations in such Loan and as if such Bank were funding all of such Loan in the same way that it is funding the portion of such Loan in which no participations have been sold. In no event shall a Bank that sells a participation be obligated to the participant under the Participation Agreement to take or refrain from taking any action hereunder or under such Bank's Note except that such Bank may agree in the Participation Agreement that it will not, without the consent of the participant, agree to (i) the increase in the amount or extension of the term, or the extension of the time or waiver of any requirement for the reduction or termination, of such Bank's Commitment, (ii) the extension of any date fixed for the payment of principal of or interest on the related Loan or any portion of any fees payable to the participant, (iii) the reduction of any payment of principal thereof, (iv) the reduction of the rate at which either interest is payable thereon or (if the participant is entitled to any part thereof) facility fee is payable hereunder to a level





                               Credit Agreement
below the rate at which the participant is entitled to receive interest or facility fee (as the case may be) in respect of such participation, or (v) except as contemplated by Section 10.09 hereof, release the Company from any of its obligations under the Company Guarantee.

                 (d) A Bank may furnish any information concerning the Company or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.12 hereof.

                 (e) In addition to the assignments and participations permitted by the foregoing provisions of this Section 11.06, any Bank may assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder. The provisions of this
Section 11.06(e) shall apply mutatis mutandis to the Swingline Loans made by the Swingline Bank to FFB.

                 (f) Anything in this Section 11.06 to the contrary notwithstanding, the Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, acquire (by assignment, participation or otherwise), and no Bank may assign or participate to the Company or any of its Subsidiaries or Affiliates, any interest in any Commitment or Loan.

                 (g) The Swingline Bank may not (except as provided in Sections 2.02(b) and 11.06(e) hereof) assign or sell participations in all or any part of its Swingline Loans or the Swingline Note; provided that, with the prior consent of the Agent and the Company, which consent shall not be unreasonably withheld or delayed, the Swingline Bank may assign to another Bank all of its obligations, rights and benefits in respect of the Swingline Loans and the Swingline Note. Upon the effectiveness of any such assignment, the assignee shall have the obligations, rights and benefits of the Swingline Bank hereunder holding the Swingline Loans and Swingline Note assigned to it.

                 11.07 Survival. The obligations of the Company under Sections 5.01, 5.05 and 11.03 hereof, and the obligations of the Banks under
Section 10.05 hereof, shall survive the repayment of the Loans and the termination of the Commitments and, in the case of any Bank that may assign any interest in its Commitment or Loans hereunder, shall survive the making of such assignment, notwithstanding that such assigning Bank may cease to be a "Bank" hereunder.





                               Credit Agreement

                 11.08 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                 11.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                 11.10 Governing Law; Submission to Jurisdiction; Etc. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. The Borrowers hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York County for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Borrower irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                 11.11 Waiver of Jury Trial. EACH OF THE BORROWERS, THE AGENT, THE SWINGLINE BANK AND THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                 11.12 Confidentiality. Each Bank and the Agent agrees (on behalf of itself and each of its directors, officers and employees) to use (and to cause its affiliates and representatives to use) reasonable precautions to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by each Borrower pursuant to this Agreement which is identified by the Company as being confidential at the time the same is delivered to the Banks or the Agent, provided that nothing herein shall limit the disclosure of any such information
(i) to the extent required by statute, rule, regulation or judicial process, or after such information shall have become public (other than through a violation of this Section 11.12), (ii) to counsel for any of the Banks or the Agent,
(iii) to bank examiners and regulators, auditors, accountants or other professional advisors, (iv) to the





                               Credit Agreement

Agent or any other Bank, (v) in connection with any litigation to which any one or more of the Banks is a party or (vi) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Bank and each Borrower a Confidentiality Agreement in substantially the form of Exhibit F hereto; and provided finally that in no event shall any Bank or the Agent be obligated or required to return any materials furnished by each Borrower. The obligations of each Bank under this Section 11.12 shall supplement (and shall not supersede and replace) the obligations of such Bank under the confidentiality letter in respect of this financing (x) initially signed and delivered by such Bank to the Company prior to the date hereof or
(y) signed and delivered by any prospective assignee to the assignor Bank and the Company on or after the date of this Agreement.

                 11.13 Commitments under Existing Credit Agreement. Each Bank and each Obligor hereby agree that as of the date of this Agreement, the aggregate amount of the commitments (whether or not utilized) under the Existing Credit Agreement shall be reduced to $500,000,000 in the aggregate and such reduction shall be effected pro rata among the Banks.





                               Credit Agreement

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                    FIRST FINANCIAL MANAGEMENT
                                      CORPORATION


                                    By
                                      -----------------------------
                                      Title:  Senior Executive Vice
                                                     President, Chief
                                                     Financial Officer

                                    Address for Notices:

                                    First Financial Management
                                      Corporation
                                    3 Corporate Square
                                    Suite 700
                                    Atlanta, Georgia 30329

                                    Telecopier No.: 404-634-6352

                                    Telephone No.:  404-321-0120

                                    Attention:  Chief Financial Officer


                                    FIRST FINANCIAL BANK


                                    By
                                      ----------------------------
                                      Title:  Executive Vice President

                                    Address for Notices:

                                    First Financial Bank
                                    3 Corporate Square, Suite 700
                                    Atlanta, Georgia  30329

                                    Telecopier No.:  404-636-7632

                                    Telephone No.:   404-321-2264

                                    Attention:  General Counsel




                               Credit Agreement

                                    THE BANKS
                                    ---------

Commitment                          THE CHASE MANHATTAN BANK
----------                            (NATIONAL ASSOCIATION)
$50,000,000




                                    By
                                      -----------------------
                                      Title:


                                    Address for Notices:
                                    -------------------

                                    The Chase Manhattan Bank
                                        (National Association)
                                    1 Chase Manhattan Plaza
                                    Fifth Floor
                                    New York, New York  10081

                                    Telecopier:  212-552-7879

                                    Telephone:  212-552-5574

                                    Attention:  Donna Brown

                                    Lending Office
                                    for all Loans:
                                    -------------

                                    The Chase Manhattan Bank
                                        (National Association)
                                    1 Chase Manhattan Plaza
                                    New York, New York  10081





                               Credit Agreement

Commitment                                     WACHOVIA BANK OF GEORGIA, N.A.
----------
$47,500,000


                                               By
                                                 ----------------------------
                                                 Title:

                                               Address for Notices:
                                               -------------------

                                               Wachovia Bank of Georgia, N.A.
                                               191 Peachtree Street, N.E.
                                               29th Floor
                                               M.C. 3940
                                               Atlanta, Georgia  30303-1757

                                               Telecopier:  404-332-5016

                                               Telephone:  404-332-6878

                                               Attention:  Gay Buxton

                                               Lending Office
                                               for all Loans:
                                               -------------

                                               Wachovia Bank of Georgia, N.A.
                                               191 Peachtree Street, N.E.
                                               29th Floor
                                               Atlanta, Georgia  30303-1757





                               Credit Agreement

Commitment                                     NATIONSBANK OF GEORGIA, N.A.
----------
$45,000,000


                                               By
                                                 ---------------------------
                                                 Title:

                                               Address for Notices:
                                               -------------------

                                               NationsBank of Georgia, N.A.
                                               600 Peachtree Street, N.E.
                                               21st Floor
                                               Atlanta, Georgia  30308

                                               Telecopier:  404-607-6467

                                               Telephone:  404-607-5524

                                               Attention:  Douglas E. Coltharp

                                               Lending Office
                                               for all Loans:
                                               -------------

                                               NationsBank of Georgia, N.A.
                                               600 Peachtree Street, N.E.
                                               21st Floor
                                               Atlanta, Georgia  30308





                               Credit Agreement

Commitment                                     THE BANK OF TOKYO, LTD.,
----------                                       ATLANTA AGENCY
$35,000,000



                                               By
                                                 ----------------------------
                                                 Title:

                                               Address for Notices:
                                               -------------------

                                               The Bank of Tokyo, Ltd.,
                                                 Atlanta Agency
                                               133 Peachtree Street, N.E.
                                               Suite 5050
                                               Atlanta, Georgia  30303

                                               Telecopier:  404-577-1155

                                               Telephone:  404-577-2960

                                               Attention:  Gary England

                                               Lending Office
                                               for all Loans:
                                               -------------

                                               The Bank of Tokyo, Ltd.,
                                                 Atlanta Agency
                                               133 Peachtree Street, N.E.
                                               Suite 5050
                                               Atlanta, Georgia  30303





                               Credit Agreement

Commitment                                  THE INDUSTRIAL BANK OF JAPAN,
----------                                    LIMITED, ATLANTA AGENCY
$35,000,000



                                            By
                                              ----------------------------
                                              Title:

                                            Address for Notices:
                                            -------------------

                                            The Industrial Bank of Japan,
                                              Limited, Atlanta Agency
                                            One Ninety One Peachtree Tower
                                            191 Peachtree Street, N.E.
                                            Suite 3600
                                            Atlanta, Georgia  30303

                                            Telecopier:  404-524-8509

                                            Telephone:  404-420-3326

                                            Attention:  Chip McCollum

                                            Lending Office
                                            for all Loans:
                                            -------------

                                            The Industrial Bank of Japan,
                                              Limited, Atlanta Agency
                                            One Ninety One Peachtree Tower
                                            191 Peachtree Street, N.E.
                                            Suite 3600
                                            Atlanta, Georgia  30303





                               Credit Agreement

Commitment                                   THE BANK OF NEW YORK
----------
$32,500,000


                                             By
                                               ----------------------------
                                               Title:

                                             Address for Notices:
                                             -------------------

                                             The Bank of New York
                                             1 Wall Street
                                             22nd Floor
                                             New York, New York  10286

                                             Telecopier:  212-635-6434

                                             Telephone:  212-635-6898

                                             Attention:  Gregory L. Batson

                                             Lending Office
                                             for all Loans:
                                             -------------

                                             The Bank of New York
                                             1 Wall Street
                                             New York, New York  10286





                               Credit Agreement

                                              THE LONG-TERM CREDIT BANK OF
                                                JAPAN, LIMITED
Commitment
----------
$32,500,000


                                              By
                                                ----------------------------
                                                Title:

                                              Address for Notices:
                                              -------------------

                                              The Long-Term Credit Bank of
                                                Japan, Limited
                                              245 Peachtree Center Avenue, N.E.
                                              Suite 2801, Marquis One Tower
                                              Atlanta, Georgia  30303

                                              Telecopier:  404-658-9751

                                              Telephone:  404-659-7210

                                              Attention:  Tom Meyer

                                              Copy to:
                                              -------

                                              The Long-Term Credit Bank of
                                                Japan, Limited
                                              165 Broadway
                                              New York, New York 10006

                                              Attention:  Kathleen Dorsch

                                              Telecopier:  212-608-2371

                                              Telephone:  212-335-4578

                                              Lending Office
                                              for all Loans:
                                              -------------

                                              The Long-Term Credit Bank of
                                                Japan, Limited
                                              165 Broadway
                                              New York, New York 10006





                               Credit Agreement

Commitment                                 THE DAI-ICHI KANGYO BANK, LIMITED
----------                                   ATLANTA AGENCY
$30,000,000



                                           By
                                             ----------------------------
                                             Title:

                                           Address for Notices:
                                           -------------------

                                           The Dai-Ichi Kangyo Bank, Limited
                                             Atlanta Agency
                                           Marquis Two Tower
                                           Suite 2400
                                           Atlanta, Georgia  30303

                                           Telecopier:  404-581-9657

                                           Telephone:  404-581-0200

                                           Attention:  Guenter Kittel

                                           Lending Office
                                           for all Loans:
                                           -------------

                                           The Dai-Ichi Kangyo Bank, Limited
                                             Atlanta Agency
                                           Marquis Two Tower
                                           Suite 2400
                                           Atlanta, Georgia  30303





                               Credit Agreement

                                                 COMMERZBANK AKTIENGESELLSCHAFT
                                                   ATLANTA AGENCY
Commitment
----------
$27,500,000


                                                 By
                                                   ----------------------------
                                                   Title:

                                                 By
                                                   ----------------------------
                                                   Title:

                                                 Address for Notices:
                                                 -------------------
                                                 Commerzbank Aktiengesellschaft
                                                   Atlanta Agency
                                                 Promenade Two
                                                 Suite 3500
                                                 1230 Peachtree Street
                                                 Atlanta, Georgia  30309


                                                 Telecopier:  404-888-6539

                                                 Telephone:  404-888-6500

                                                 Attention:  Andreas K. Bremer

                                                 Lending Office
                                                 for all Loans:
                                                 -------------
                                                 Commerzbank Aktiengesellschaft
                                                   Atlanta Agency
                                                 Promenade Two
                                                 Suite 3500
                                                 1230 Peachtree Street
                                                 Atlanta, Georgia  30309





                               Credit Agreement

Commitment                                   BANK OF AMERICA ILLINOIS
----------
$25,000,000


                                             By
                                               ----------------------------
                                               Title:

                                             Address for Notices:
                                             -------------------

                                             Bank of America Illinois
                                             950 East Paces Ferry
                                             Suite 3375
                                             Atlanta, Georgia  30326

                                             Telecopier:  404-364-3303

                                             Telephone:  404-262-6112

                                             Attention:  Wayne H. Riess

                                             Lending Office
                                             for all Loans:
                                             -------------

                                             Bank of America Illinois
                                             231 South LaSalle
                                             Suite 200-9
                                             Chicago, Illinois  60697





                               Credit Agreement

Commitment                                 BANK OF MONTREAL
----------
$25,000,000


                                           By
                                             ----------------------------
                                             Title:

                                           Address for Notices:
                                           -------------------

                                           Bank of Montreal
                                           430 Park Avenue
                                           New York, New York  10022

                                           Telecopier:  212-605-1454

                                           Telephone:  212-605-1431

                                           Attention:  Jack Darrow

                                           with a copy to:

                                           Bank of Montreal
                                           430 Park Avenue
                                           New York, New York  10022

                                           Telecopier:  212-605-1525

                                           Telephone:  212-605-1458

                                           Attention:  Neelam Dass

                                           Lending Office
                                           for all Loans:
                                           -------------

                                           Bank of Montreal
                                           430 Park Avenue
                                           New York, New York  10022





                               Credit Agreement

Commitment                                    ABN AMRO BANK N.V.
----------
$15,000,000


                                              By
                                                ----------------------------
                                                Title:



                                              By
                                                ----------------------------
                                                Title:

                                              Address for Notices:
                                              -------------------

                                              ABN AMRO Bank N.V.
                                              One Ravinia Drive
                                              Suite 1200
                                              Atlanta, Georgia  30342

                                              Telecopier:  404-395-9188

                                              Telephone:  404-399-7373

                                              Attention:  Bruce W. Swords

                                              Lending Office
                                              for all Loans:
                                              -------------

                                              ABN AMRO Bank N.V.
                                              One Ravinia Drive
                                              Suite 1200
                                              Atlanta, Georgia  30346





                               Credit Agreement

Commitment                                   THE BANK OF NOVA SCOTIA
----------
$15,000,000


                                             By
                                               ----------------------------
                                               Title:

                                             Address for Notices:
                                             -------------------

                                             The Bank of Nova Scotia
                                             600 Peachtree Street, N.E.
                                             Suite 2700
                                             Atlanta, Georgia  30308

                                             Telecopier:  404-888-8998

                                             Telephone:  404-877-1504

                                             Attention:  William E. Zarrett

                                             Lending Office
                                             for all Loans:
                                             -------------

                                             The Bank of Nova Scotia
                                             600 Peachtree Street, N.E.
                                             Suite 2700
                                             Atlanta, Georgia  30308





                               Credit Agreement

Commitment                                     CREDIT LYONNAIS CAYMAN ISLAND
----------                                       BRANCH
$15,000,000



                                               By
                                                 ----------------------------
                                                 Title:

                                               Address for Notices:
                                               -------------------

                                               Credit Lyonnais Cayman Island
                                                 Branch
                                               235 Peachtree Street, N.E.
                                               Suite 1700
                                               Atlanta, Georgia  30303

                                               Telecopier:  404-584-5249

                                               Telephone:  404-524-3700

                                               Attention:  Pascal Seris

                                               Lending Office
                                               for all Loans:
                                               -------------

                                               Credit Lyonnais Cayman Island
                                                 Branch
                                               235 Peachtree Street, N.E.
                                               Suite 1700
                                               Atlanta, Georgia  30303





                               Credit Agreement

Commitment                                 CREDITANSTALT CORPORATE FINANCE,
----------                                   INC.
$15,000,000



                                           By
                                             ----------------------------
                                             Title:



                                           By
                                             ----------------------------
                                             Title:


                                           Address for Notices:
                                           -------------------

                                           Creditanstalt Corporate Finance,
                                             Inc.
                                           Two Ravinia Drive
                                           Suite 1680
                                           Atlanta, Georgia  30346

                                           Telecopier:  404-390-1851

                                           Telephone:  404-390-1850

                                           Attention:  R. Scott Newth

                                           Lending Office
                                           for all Loans:
                                           -------------

                                           Creditanstalt Corporate Finance,
                                             Inc.
                                           245 Park Avenue
                                           27th Floor
                                           New York, New York  10167





                               Credit Agreement

Commitment                                   THE DAIWA BANK, LIMITED
----------
$15,000,000


                                             By
                                               ----------------------------
                                               Title:



                                             By
                                               ----------------------------
                                               Title:

                                             Address for Notices:
                                             -------------------

                                             The Daiwa Bank, Limited
                                             75 Rockefeller Plaza
                                             New York, New York  10019

                                             Telecopier:  212-554-7152

                                             Telephone:  212-554-7053

                                             Attention:  Joel Limjap

                                             Lending Office
                                             for all Loans:
                                             -------------

                                             The Daiwa Bank, Limited
                                             75 Rockefeller Plaza
                                             New York, New York  10019





                               Credit Agreement

Commitment                                 THE FIRST NATIONAL BANK OF BOSTON
----------
$15,000,000


                                           By
                                             ----------------------------
                                             Title:

                                           Address for Notices:
                                           -------------------

                                           The First National Bank of Boston
                                           100 Federal Street
                                           MS01-08-04
                                           Boston, MA  02110

                                           Telecopier:  617-434-0819

                                           Telephone:  617-434-7824

                                           Attention:  Jay L. Massimo

                                           Lending Office
                                           for all Loans:
                                           -------------

                                           The First National Bank of Boston
                                           100 Rust Craft Road
                                           Admin. 50 MS 74-02-04I
                                           Dedham, MA  02026





                               Credit Agreement

Commitment                                BANK SOUTH, N.A.
----------
$12,500,000


                                          By
                                            ----------------------------
                                            Title:

                                          Address for Notices:
                                          -------------------

                                          Bank South, N.A.
                                          P.O. Box 4387
                                          Mail Code 71
                                          Atlanta, Georgia  30302

                                          Telecopier:  404-521-7309

                                          Telephone:  404-529-4273

                                          Attention:  William W. Tucker

                                          Lending Office
                                          for all Loans:
                                          -------------

                                          Bank South, N.A.
                                          P.O. Box 4387
                                          Mail Code 71
                                          Atlanta, Georgia  30302





                               Credit Agreement

Commitment                                     FIRST UNION NATIONAL BANK
----------                                       OF GEORGIA
$12,500,000



                                               By
                                                 ----------------------------
                                                 Title:

                                               Address for Notices:
                                               -------------------

                                               First Union National Bank
                                                 of Georgia
                                               999 Peachtree Street, N.E.
                                               Atlanta, Georgia  30305

                                               Telecopier:  404-225-4255

                                               Telephone:  404-827-7343

                                               Attention:  Katherine K. Decker

                                               Lending Office
                                               for all Loans:
                                               -------------

                                               First Union National Bank
                                                 of Georgia
                                               999 Peachtree Street, N.E.
                                               Atlanta, Georgia  30305





                               Credit Agreement

                                    THE SWINGLINE BANK

                                    THE CHASE MANHATTAN BANK
                                      (NATIONAL ASSOCIATION)

                                    By
                                       ---------------------------
                                       Title:

                                    Address for Notices:

                                    The Chase Manhattan Bank
                                      (National Association)
                                    1 Chase Manhattan Plaza
                                    Fifth Floor
                                    New York, New York  10081

                                    Telecopier: 212-552-7879

                                    Telephone:  212-552-5574

                                    Attention: Donna Brown

                                    Lending Office for Swingline Loans:

                                    The Chase Manhattan Bank
                                      (National Association)
                                    1 Chase Manhattan Plaza
                                    New York, New York  10081





                               Credit Agreement

                                    THE AGENT

                                    THE CHASE MANHATTAN BANK
                                      (NATIONAL ASSOCIATION),
                                      as Agent


                                    By
                                      ----------------------------
                                      Title:

                                    Address for Notices:

                                    The Chase Manhattan Bank
                                      (National Association)
                                    as Agent
                                    4 Metrotech Center
                                    13th Floor
                                    Brooklyn, New York  11245

                                    Telecopier:  718-242-6910

                                    Telephone:   718-242-7979

                                    Attention:  New York Agency





                               Credit Agreement

                                                                      SCHEDULE I


                               CREDIT AGREEMENTS


                        [TO BE SUPPLIED BY THE COMPANY]





                        Schedule I to Credit Agreement

                                                                     SCHEDULE II


                             ENVIRONMENTAL MATTERS


                        [TO BE SUPPLIED BY THE COMPANY]





                        Schedule II to Credit Agreement

                                                                    SCHEDULE III


                          SUBSIDIARIES AND INVESTMENTS


                        [TO BE SUPPLIED BY THE COMPANY]





                       Schedule III to Credit Agreement

                                                                     SCHEDULE IV


                            LITIGATION AND APPROVALS



                        [TO BE SUPPLIED BY THE COMPANY]





                        Schedule IV to Credit Agreement

                                                                      SCHEDULE V


                                     LIENS


                        [TO BE SUPPLIED BY THE COMPANY]





                        Schedule V to Credit Agreement

                                                                     EXHIBIT A-1


                      [FORM OF NOTE FOR SYNDICATED LOANS]


                                PROMISSORY NOTE


$____________                                                        May 2, 1995
                                                              New York, New York

                 FOR VALUE RECEIVED, FIRST FINANCIAL MANAGEMENT CORPORATION, a Georgia corporation (the "Company"), hereby promises to pay to _______________________________ (the "Bank"), for account of its respective
Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, the principal sum of _______________ DOLLARS (or such lesser amount as shall equal the aggregate unpaid principal amount of the Syndicated Loans made by the Bank to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Syndicated Loan, at such office, in like money and funds, for the period commencing on the date of such Syndicated Loan until such Syndicated Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                 The date, amount, type, interest rate and duration of Interest Period (if applicable) of each Syndicated Loan made by the Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof.

                 This Note is one of the Notes referred to in the Revolving Credit Agreement dated as of May 2, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), between the Company, the banks named therein (including the Bank) and The Chase Manhattan Bank (National Association), as Agent, evidences Syndicated Loans made by the Bank thereunder and is subject to the provisions thereof. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

                 The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Syndicated Loans upon the terms and conditions specified therein.





                             Syndicated Loan Note

                 Except as permitted by Sections 5.01(e), 11.06(b) and 11.06(e) of the Credit Agreement, this Note may not be assigned by the Bank to any other Person. This Note is not a "negotiable instrument" within the meaning given to such term in Article 3 of the Uniform Commercial Code of the State of New York as in effect on the date of the Credit Agreement.

                 This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                                 FIRST FINANCIAL MANAGEMENT
                                                         CORPORATION



                                                 By______________________
                                                   Title:





                             Syndicated Loan Note

                               SCHEDULE OF LOANS


                 This Note evidences Syndicated Loans made under the within-described Credit Agreement to the Company, on the dates, in the principal amounts, of the types, bearing interest at the rates and having Interest Periods (if applicable) of the duration set forth below, subject to the payments, prepayments, Continuations and Conversions of principal set forth below:

                                                   Amount
  Date                                              Paid,
  Made,     Principal                 Duration     Prepaid,
Continued    Amount   Type               of       Continued   Unpaid
   or         of       of   Interest  Interest        or     Principal Notation
Converted    Loan     Loan    Rate     Period     Converted   Amount    Made By
---------   --------  ----  --------  --------    ---------  ---------  -------





                             Syndicated Loan Note

                                                                     EXHIBIT A-2


                     [FORM OF NOTE FOR MONEY MARKET LOANS]


                                PROMISSORY NOTE


                                                                     May 2, 1995
                                                              New York, New York

                 FOR VALUE RECEIVED, FIRST FINANCIAL MANAGEMENT CORPORATION, a Georgia corporation (the "Company"), hereby promises to pay to________________ _______________________________ (the "Bank"), for account of its respective
Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, the aggregate unpaid principal amount of the Money Market Loans made by the Bank to the Company under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Money Market Loan, at such office, in like money and funds, for the period commencing on the date of such Money Market Loan until such Money Market Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                 The date, amount, type, interest rate and maturity date of each Money Market Loan made by the Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof.

                 This Note is one of the Notes referred to in the Revolving Credit Agreement dated as of May 2, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), between the Company, the banks named therein (including the Bank) and The Chase Manhattan Bank (National Association), as Agent, and evidences Money Market Loans made by the Bank thereunder and is subject to the provisions thereof. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

                 The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Money Market Loans upon the terms and conditions specified therein.





                               Money Market Note

                 Except as permitted by Sections 5.01(e), 11.06(b) and 11.06(e) of the Credit Agreement, this Note may not be assigned by the Bank to any other Person. This Note is not a "negotiable instrument" within the meaning given to such term in Article 3 of the Uniform Commercial Code of the State of New York as in effect on the date of the Credit Agreement.

                 This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                                   FIRST FINANCIAL MANAGEMENT
                                                     CORPORATION



                                                   By______________________
                                                     Title:





                               Money Market Note

                               SCHEDULE OF LOANS


                 This Note evidences Money Market Loans made under the within-described Credit Agreement to the Company, on the dates, in the principal amounts, of the types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:



      Principal
Date  Amount    Type           Maturity  Amount     Unpaid
of    of        of   Interest  Date of   Paid or   Principal  Notation
Loan  Loan      Loan   Rate    Loan      Prepaid    Amount    Made By
----  --------- ---- -------- ---------- -------   ---------  -------






                               Money Market Note

                                                                     EXHIBIT A-3


                            [FORM OF SWINGLINE NOTE]


                                PROMISSORY NOTE


                                                                     May 2, 1995
                                                              New York, New York

                 FOR VALUE RECEIVED, FIRST FINANCIAL BANK, a Georgia banking corporation (the "Company"), hereby promises to pay to THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) (the "Swingline Bank"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, the aggregate unpaid principal amount of the Swingline Loans made to the Company under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Swingline Loan, at such office, in like money and funds, for the period commencing on the date of such Swingline Loan until such Swingline Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                 The date, amount and interest rate of each Swingline Loan made to the Company, and each payment made on account of the principal thereof, shall be recorded by the Swingline Bank on its books and, prior to any transfer of this Note, endorsed by the Swingline Bank on the schedule attached hereto or any continuation thereof.

                 This Note is one of the Notes referred to in the Revolving Credit Agreement dated as of May 2, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), between the Company, the banks named therein (including the Swingline Bank) and The Chase Manhattan Bank (National Association), as Agent, evidences Swingline Loans made thereunder and is subject to the provisions thereof. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

                 The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events.

                 Except as permitted by Sections 11.06(e) and 11.06(g) of the Credit Agreement, this Note may not be assigned by the Swingline Bank to any other Person. This Note is not a





                                Swingline Note

"negotiable instrument" within the meaning given to such term in Article 3 of the Uniform Commercial Code of the State of New York as in effect on the date of the Credit Agreement.

                 This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                                   FIRST FINANCIAL BANK



                                                   By______________________
                                                     Title:





                                Swingline Note

                               SCHEDULE OF LOANS


                 This Note evidences Swingline Loans made under the within-described Credit Agreement to the Company, on the dates, in the principal amounts, bearing interest at the rates set forth below, subject to the payments and prepayments of principal set forth below:

               Principal
Date           Amount                                 Amount           Unpaid
of             of                   Interest          Paid or          Principal            Notation
Loan           Loan                 Rate              Prepaid          Amount               Made By
----           ---------            --------          -------          ---------            --------






                                Swingline Note

                                                                       EXHIBIT B



                          [FORM OF COMPANY GUARANTEE]


                               COMPANY GUARANTEE


                 COMPANY GUARANTEE dated as of May 2, 1995 between FIRST FINANCIAL MANAGEMENT CORPORATION, a Georgia corporation, (together with its successors and assigns, the "Guarantor") and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the banks party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Agent").

                 The Guarantor, First Financial Bank, a Georgia banking corporation ("FFB" and together with the Guarantor, the "Borrowers"), certain banks (including the Swingline Bank) and the Agent are parties to a Revolving Credit Agreement dated as of May 2, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said banks to the Borrowers in an aggregate principal amount not exceeding $500,000,000 at any one time outstanding.

                 To induce said banks to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed (to the extent hereinafter provided) to guarantee the Guaranteed Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

                 Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein.

                 Section 2. The Guarantee.

                 2.01  Guarantee.

                 (a) The Guarantor hereby guarantees to the Swingline Bank, the Agent and each Bank (to the extent that it is a participant in any Swingline Loan pursuant to Section 2.02(b) of the Credit Agreement) and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration, by mandatory or optional prepayment or otherwise) of the principal of and interest on the Swingline Loans made by the Swingline Bank to, and the Swingline Note held by the Swingline Bank of, FFB and all other amounts from time to time owing to the Swingline Bank or the Agent by FFB under the Credit Agreement, the Swingline Note and each other Basic





                               Company Guarantee

Document, in each case, strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations").

                 (b) The Guarantor hereby further agrees that if FFB shall fail to pay in full when due (whether at stated maturity, by acceleration, by mandatory or optional prepayment or otherwise) any of the Guaranteed Obligations, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration, by mandatory or optional prepayment or otherwise) in accordance with the terms of such extension or renewal.

                 (c) All payments required to be made by the Guarantor under this Agreement shall be made without deduction, set-off or counterclaim.

                 2.02 Obligations Unconditional. The obligations of the Guarantor under Section 2.01 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of FFB under the Credit Agreement, the Swingline Note, any other Basic Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Guarantor hereunder:

                 (i) at any time or from time to time, without notice to, or consent of, the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                 (ii) any of the acts mentioned in any of the provisions of the Credit Agreement or the Swingline Note or any other Basic Document or any other agreement or instrument referred to herein or therein shall be done or omitted;





                               Company Guarantee

                 (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or the Swingline Note or any other Basic Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                 (iv) any lien or security interest granted to, or in favor of, the Agent or the Swingline Bank as security for any of the Guaranteed Obligations shall fail to be perfected;

                 (v) any of the Guaranteed Obligations shall be determined to be void or voidable or shall be subordinated to the claims of any Person; or

                 (vi) the occurrence of any Event of Default referred to in clause (f), (g) or (h) of Section 9 of the Credit Agreement with respect to FFB.

With respect to its obligations hereunder, the Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or the Swingline Bank exhaust any right, power or remedy or proceed against FFB under the Credit Agreement, the Swingline Note, any other Basic Document or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                 2.03 Reinstatement. The obligations of the Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of FFB in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Agent and the Swingline Bank on demand for all reasonable costs and expenses (including, without limitation, fees and disbursements of counsel) incurred by the Agent or such Swingline Bank in connection with the rescission or restoration.

                 2.04 Subrogation. The Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any





                               Company Guarantee
such right arising under the Federal Bankruptcy Code) or otherwise by reason of any payment by it pursuant to the provisions of this Section 2 and further agrees with FFB for the benefit of each of its creditors (including, without limitation, the Swingline Bank and the Agent) that any such payment by it shall constitute a contribution of capital by the Guarantor to FFB.

                 2.05 Remedies. The Guarantor agrees that, as between the Guarantor on the one hand and the Agent and the Swingline Bank on the other hand, the obligations of FFB under the Credit Agreement and the Swingline Note may be declared to be forthwith due and payable as provided in Section 9 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9) for purposes of
Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such Guaranteed Obligations from becoming automatically due and payable) as against FFB and that, in the event of such declaration (or such Guaranteed Obligations being deemed to have become automatically due and payable), such Guaranteed Obligations (whether or not due and payable by FFB) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.01.

                 2.06 Continuing Guarantee. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                 Section 3.  Miscellaneous.

                 3.01 No Waiver. No failure on the part of the Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                 3.02 Governing Law; Submission to Jurisdiction; Etc. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York County for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Guarantor





                               Company Guarantee
irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                 3.03 Waiver of Jury Trial. EACH OF THE GUARANTOR AND THE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                 3.04 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its or their address specified beneath its or their signature hereto or, at such other address as shall be designated by either party in a notice to the other party, and shall be deemed to have been given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, seven Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

                 3.05 Waivers, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Agent (with the consent of the Banks as specified in Section 10.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Agent and the Swingline Bank, each holder of any of the Guaranteed Obligations and the Guarantor.

                 3.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Guarantor, the Agent, the Swingline Bank and each holder of any of the Guaranteed Obligations (provided that, except in a transaction expressly permitted by Section 8.05 of the Credit Agreement, the Guarantor shall not assign or transfer its rights hereunder without the prior consent of the Agent and the Swingline Bank).

                 3.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                 3.08 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest





                               Company Guarantee
extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Swingline Bank in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.





                               Company Guarantee

                 IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be duly executed as of the day and year first above written.

                                        FIRST FINANCIAL MANAGEMENT
                                          CORPORATION


                                        By_____________________________
                                          Title:

                                        Address for Notices:

                                        First Financial Management
                                          Corporation
                                        3 Corporate Square
                                        Suite 700
                                        Atlanta, Georgia 30329

                                        Telecopier No.: 404-634-6352

                                        Telephone No.:  404-321-0120

                                        Attention:  Chief Financial Officer





                               Company Guarantee

                                      THE CHASE MANHATTAN BANK
                                        (NATIONAL ASSOCIATION),
                                        as Agent


                                      By_____________________________
                                        Title:

                                      Address for Notices:

                                      The Chase Manhattan Bank
                                        (National Association),
                                        as Agent
                                      4 Metrotech Center
                                      13th Floor
                                      Brooklyn, New York  11245

                                      Telecopier No.:  718-242-6910

                                      Telephone No.:   718-242-7979

                                      Attention:  New York Agency Office





                               Company Guarantee

                                                                     EXHIBIT C-1



                                  May __, 1995



To the Banks party to the Credit
  Agreement referred to below and
  The Chase Manhattan Bank
  (National Association), as Agent

Ladies and Gentlemen:

                 We have acted as counsel to First Financial Management Corporation (the "Company") and First Financial Bank ("FFB", and together with the Company, the "Borrowers") in connection with the Revolving Credit Agreement (the "Credit Agreement") dated as of May 2, 1995, between the Company, FFB, the banks named therein (including the Swingline Bank, the "Banks") and The Chase Manhattan Bank (National Association), as agent (in such capacity, the "Agent"), providing for loans to be made by the Banks to the Borrowers in an aggregate principal amount not exceeding $500,000,000. This opinion is being furnished to the Banks at the request of the Borrowers pursuant to Section 6.01(d)(i) of the Credit Agreement. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                 In rendering the opinions expressed below, we have examined the following documents (hereinafter collectively referred to as the "Loan Documents"):

                 (i)   the Credit Agreement;

                 (ii)  the Notes; and

                 (iii) the Company Guarantee.

                 In addition, we have examined (i) such corporate records of the Borrowers as we considered appropriate, (ii) certified copies of official records of various state authorities with respect to the incorporation, qualification and good standing or subsistence of each of the Borrowers and
(iii) such laws, regulations or cases as we deemed necessary or appropriate.
We have also reviewed such other documents as we deemed appropriate in order to render the opinions hereinafter set forth.

                 In making such examinations we have assumed:

                 (i)  the genuineness of all signatures;





              Opinion of Special Georgia Counsel of the Borrowers

                 (ii) the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies;

                 (iii) that the Agent and each Bank has the power to enter into and perform each of its obligations under the Loan Documents;

                 (iv) the due authorization, execution, and delivery of each of the Loan Documents by each of the parties thereto other than the Borrowers;

                 (v) that the Loan Documents to which the Agent and the Banks are respective parties constitute legal, valid, binding and enforceable obligations of such parties;

                 (vi) that the servicing of all of the contractual debt obligations of the Company is not now, and will not become, dependent on all or any of the revenues of FFB and/or any other bank subsidiary acquired or organized by the Company after the date hereof; and

                 (vii)    solely in connection with our opinion in clause
         (b)(i) of paragraph 2 below, that the Borrowers will at all times be in compliance with all capital ratio and adequacy requirements of the State of Georgia Department of Banking and Finance and of the Federal Deposit Insurance Corporation.

                 Except as expressly set forth herein, we have made no other factual investigation, and to the extent that the opinions expressed below involve matters of fact, we have relied upon the representations and warranties of the Borrowers made in the Loan Documents and certificates of the Borrowers and their officers or representatives delivered pursuant thereto.

                 As to factual matters forming the basis of our opinions, whenever an opinion with respect to the existence or absence of facts or an opinion that is based in whole or in part on the existence or absence of facts is qualified by the phrases "insofar as is known to us" or "known to us," it is intended to qualify such opinion to those facts within the actual knowledge on the date of this opinion letter of the attorneys within this firm who are, on the date of this opinion letter, regularly performing services on behalf of one or more of the Borrowers.

                 The opinions expressed below are subject to the following qualifications:





              Opinion of Special Georgia Counsel of the Borrowers

                 (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally;

                 (ii) the effect of general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity);

                 (iii) that provisions of the Loan Documents which permit the Agent or any Bank to take action or make determinations, or to benefit from indemnities and similar undertakings of any of the Borrowers, may be subject to a requirement that such action be taken or such determinations be made, and that any action or inaction by the Agent or a Bank which may give rise to a request for payment under such an undertaking be taken or not taken, on a reasonable basis and in good faith;

                 (iv) that the enforceability of indemnities and limitations on liability in the Loan Documents (including, without limitation, in Section 11.03 of the Credit Agreement and Section 2.03 of the Company Guarantee) may be subject to limitations based upon public policy considerations;

                 (v) we express no opinion herein as to whether interest (as such term is defined under applicable law) required to be paid under the Loan Documents, or otherwise in connection with the transactions described therein, exceeds the maximum amount of interest allowable under applicable Georgia law or as to the effect, if any, of charging or collecting interest in excess of such maximum amount;

                 (vi) we express no opinion on laws, ordinances, regulations or rules of any county, city or political subdivision of the State of Georgia; and

                 (vii) in connection with our opinion in clause (b)(i) of paragraph 2 below with respect to FFB, we note that Georgia law provides that a bank may not have aggregate outstanding liabilities for money borrowed, subject to certain limited exceptions, in excess of twice the bank's unimpaired capital stock plus the amount of its unimpaired paid-in capital, appropriated retained earnings and retained earnings (O.C.G.A. Section 7-1-291).

         Based upon the foregoing, we are of the opinion that:

                 1. Each of the Borrowers (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia; and (b) has all requisite





              Opinion of Special Georgia Counsel of the Borrowers corporate power necessary to execute, deliver and perform each of the Loan Documents to which it is a party and to borrow under the Credit Agreement. As used in this paragraph, "in good standing" as to each of the Borrowers means that such Borrower (i) is in compliance with the applicable filing and annual registration provisions of the corporation laws of the State of Georgia, (ii) has, where the applicable certificate of existence or good standing so provides, paid all fees and taxes required to be paid in such jurisdiction, and (iii) has not filed articles of dissolution with the Secretary of State of the State of Georgia.

                 2. The execution, delivery and performance by each of the Borrowers of the Loan Documents to which it is a party and the borrowings by the Borrowers under the Credit Agreement (a) have been duly authorized by all necessary corporate action of each of the Borrowers, and (b) do not and will not (i) violate any provision of any law or regulation currently in effect, (ii) violate any provision of any order, writ, judgment, injunction, decree, determination or award applicable to or binding upon it and known to us, (iii) violate any provision of the articles or certificates of incorporation or by-laws of any of the Borrowers or (iv) result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any of the properties of any Borrower pursuant to, any Material Agreement (as hereinafter defined) to which any of the Borrowers is a party or by which any of the Borrowers or its properties may be bound. As used in this paragraph, "Material Agreement" means each of the agreements and instruments listed as an exhibit to the annual report on Form 10-K filed by the Company with the Securities and Exchange Commission (the "SEC") for its fiscal year ended December 31, 1994.

                 3. The Credit Agreement has been duly executed and delivered by each of the Borrowers; and the Company Guarantee has been duly executed and delivered by the Company.

                 4. We note that the Loan Documents are expressly stated to be governed by the laws of the State of New York, and we express no opinion on whether a Federal or state court would give effect to the choice of New York law provided for therein. However, if a Georgia court were to apply Georgia law to the Loan Documents, each of the Loan Documents (assuming in the case of the Notes, execution and delivery thereof for value) would otherwise constitute the legal, valid and binding obligation of each of the Borrowers





              Opinion of Special Georgia Counsel of the Borrowers party thereto, enforceable in accordance with its terms, except that no opinion is expressed as to (i) the second sentence in the second paragraph of Section 2.02(b) of the Credit Agreement, (ii) Section 4.07(c) of the Credit Agreement, (iii) the second sentence of Section
         11.10 of the Credit Agreement and the second sentence of Section 3.02 of the Company Guarantee, insofar as such sentences relate to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to any Loan Document or (iv) Section 11.11 of the Credit Agreement and Section 3.03 of the Company Guarantee.

                 In addition, no opinion is expressed herein as to the enforceability, validity or legality of provisions, if any, contained in the Loan Documents that (i) relate to the effect of laws that may be enacted in the future, (ii) require waivers or amendments to be made only in writing, or (iii) purport to permit the Agent or any of the Banks to exercise remedies without notice to the Borrowers or other adverse parties.

                 5. Except as set forth on Schedule IV to the Credit Agreement, insofar as is known to us, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, pending or threatened against any of the Borrowers, or any of their properties, which, if adversely determined, would have a material adverse effect on the validity or the enforceability of any Loan Document or the rights and remedies of the Agent or any Bank thereunder.

                 6. Except as set forth on Schedule IV to the Credit Agreement, no authorizations, consents, approvals, licenses, filings or registrations with any governmental or regulatory authority or agency of the United States of America or the State of Georgia are required in connection with the execution, delivery or performance by any of the Borrowers of the Loan Documents to which it is a party.

                 We are members of the bar of the State of Georgia and we do not herein intend to express any opinion as to any matters governed by any laws other than the law of the State of Georgia and the Federal laws of the United States of America. As noted above, the Loan Documents are expressly stated to be governed by the laws of the State of New York.

                 As to the matters stated in paragraphs 2(b)(ii) and 5 above, we have relied in part on the opinion of Randolph L.M. Hutto, Esq., general counsel to the Borrowers, delivered to you





              Opinion of Special Georgia Counsel of the Borrowers and to us concurrently herewith. Such opinion is in form and substance satisfactory to us, and we believe that we and you are justified in relying thereon.

                 This opinion is delivered to you solely in connection with the execution and delivery to you of the Credit Agreement and the transactions as therein provided, and is to be relied upon by you only in such connection and by no one else for any purpose.

                                                            Very truly yours,





              Opinion of Special Georgia Counsel of the Borrowers

                                                                     EXHIBIT C-2



                                                            May __, 1995



To the Banks party to the Credit
  Agreement referred to below and
  The Chase Manhattan Bank (National
  Association), as Agent

Ladies and Gentlemen:

                 I am general counsel to First Financial Management Corporation (the "Company") and First Financial Bank ("FFB", and together with the Company, the "Obligors") and have acted in such capacity in connection with the Revolving Credit Agreement (the "Credit Agreement") dated as of May 2, 1995, between the Company, FFB, the banks named therein (including the Swingline Bank, the "Banks") and The Chase Manhattan Bank (National Association), as agent (in such capacity, the "Agent"), providing for loans to be made by the Banks to the Obligors in an aggregate principal amount not exceeding $500,000,000. This opinion is being furnished to the Banks at the request of the Obligors pursuant to Section 6.01(d)(ii) of the Credit Agreement. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                 In rendering the opinions expressed below, I have examined the following documents (hereinafter collectively referred to as the "Loan Documents"):

                   (i)    the Credit Agreement;

                  (ii)    the Notes; and

                 (iii)    the Company Guarantee.

                 I also have made such other inquiries and examinations as I have deemed appropriate in order to render the opinions hereinafter set forth.

                 In making such examinations I have assumed:

                   (i)    the genuineness of all signatures; and

                  (ii) the authenticity of all documents submitted to me as originals and the conformity with the originals of all documents submitted to me as copies.

                 Except as expressly set forth above, I have made no other factual investigation, and to the extent that the opinions expressed below involve matters of fact, I have relied upon the





                   Opinion of General Counsel of the Company representations and warranties of the Obligors made in the Loan Documents and certificates of the Obligors and their officers or representatives delivered pursuant thereto.

                 Based upon the foregoing, I am of the opinion that:

                 1. Except as set forth on Schedule IV to the Credit Agreement, each of the Obligors has all material authorizations, consents, approvals and licenses of, and has made all filings and registrations with, all governmental and regulatory authorities and agencies necessary to execute, deliver and perform the Loan Documents to which it is a party.

                 2. The execution, delivery and performance by each of the Obligors of the Loan Documents to which it is a party and the borrowings by any Obligor under the Credit Agreement do not and will not violate any provision of any order, writ, judgment, injunction, decree, determination or award applicable to or binding upon it, the violation of which would have a Material Adverse Effect.

                 3. Except as set forth on Schedule IV to the Credit Agreement, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, pending or, insofar as is known to me, threatened against or affecting any of the Obligors, or any of their properties or rights, which, if adversely determined, would have a material adverse effect on the consolidated financial condition or business taken as a whole of the Company and its Subsidiaries, or the validity or the enforceability of any Loan Document or the rights and remedies of the Agent or any Bank thereunder.

                 I do not herein intend to express any opinion as to any matters governed by any laws other than the law of the State of Georgia and the Federal laws of the United States of America.

                 I understand that Sutherland, Asbill & Brennan, who has acted as counsel to the Obligors in connection with the Credit Agreement and the Loans contemplated thereby, in rendering its opinion to the Banks and the Agent pursuant to the Credit Agreement, wishes to rely on this opinion in rendering those portions of its opinion relating to certain of the matters set forth herein, and I consent to such reliance. This opinion is delivered to you solely in connection with the execution and delivery to you of the Credit Agreement and the transactions as therein provided, and, except as stated in the immediately





                   Opinion of General Counsel of the Company preceding sentence, is to be relied upon by you only in such connection and by no one else for any purpose.

                                                            Sincerely yours,





                   Opinion of General Counsel of the Company

                                                                       EXHIBIT D


           [FORM OF OPINION OF SPECIAL NEW YORK COUNSEL TO THE BANKS]



                                  May __, 1995


Each of the Banks party
  to the Credit Agreement
  referred to below

The Chase Manhattan Bank
  (National Association),
  as Agent for said Banks
4 Metrotech Center
13th Floor
Brooklyn, New York  11245

Ladies and Gentlemen:

                 We have acted as special New York counsel to the Banks referred to below in connection with the Revolving Credit Agreement dated as of May 2, 1995 (the "Credit Agreement"), between First Financial Management Corporation, a corporation organized under the laws of Georgia (the "Obligors"), First Financial Bank, a banking corporation organized under the laws of Georgia ("FFB" and together with the Company, the "Borrowers"), the banks party thereto (including the Swingline Bank, the "Banks") and The Chase Manhattan Bank (National Association), in its capacity as agent for said Banks (the "Agent"), providing for, among other things, the making of loans by the Banks in an aggregate principal amount not to exceed $500,000,000. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

                 In rendering the opinion expressed below, we have examined:

          (i)    the Credit Agreement;

         (ii)    the Notes; and

        (iii)    the Company Guarantee.

The agreement, instruments and other documents referred to in the foregoing clauses (i) through (iii) are collectively referred to as the "Credit Documents". In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as





               Opinion of Special New York Counsel to the Banks copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Credit Documents.

                 In rendering the opinion expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

          (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions below as to the Obligors) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

         (ii)    all signatories to such documents have been duly authorized;
                 and

        (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

                 Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinion expressed below, we are of the opinion that each Credit Document constitutes the legal, valid and binding obligation of each Obligor party thereto, enforceable against such Obligor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                 The foregoing opinion is subject to the following comments and qualifications:

                 A. The enforceability of Section 11.03 of the Credit Agreement may be limited by laws (i) rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) limiting





               Opinion of Special New York Counsel to the Banks the enforceability of provisions requiring indemnification of a party for liability for its own action or inaction to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                 B. The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                 C. We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Bank is located (other than New
         York) that limit the interest, fees or other charges such Bank may impose, (ii) the second sentence in the second paragraph of Section 2.02(b) of the Credit Agreement, (iii) Section 4.07(c) of the Credit Agreement and (iv) the second sentence of Section 11.10 of the Credit Agreement and the second sentence of Section 3.02 of the Company Guarantee, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents.

                 The foregoing opinion is limited to matters involving the Federal laws of the United States of America and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

                 This opinion letter is, pursuant to Section 6.01(d)(iii) of the Credit Agreement, provided to you by us in our capacity as special New York counsel to the Banks and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                               Very truly yours,



CDP/BDR





               Opinion of Special New York Counsel to the Banks

                                                                     EXHIBIT E-1


                        [FORM OF COMPLIANCE CERTIFICATE]


                             COMPLIANCE CERTIFICATE


                                     [DATE]


         Re: Revolving Credit Agreement dated as of May 2, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), between First Financial Management Corporation (the "Company"), First Financial Bank, the lenders named therein, and The Chase Manhattan Bank (National Association), as Agent


                 This Certificate is delivered pursuant to Section 8.01 of the Credit Agreement. Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement. This Certificate is delivered with respect to the fiscal period of the Company ended
______________, 199__ (the "Reference Date").

                 The undersigned senior financial officer of the Company has read and reviewed the Credit Agreement, has examined the financial position of the Company and its Subsidiaries and has made appropriate examinations and inquiries of appropriate officers of the Company and its Subsidiaries in order to express an informed opinion as to the matters covered by this Certificate.

                 Annex 1 hereto sets forth calculations necessary to determine whether the Company is in compliance with Sections 8.07 through 8.11 (inclusive) of the Credit Agreement as at, or for the relevant period ended on, the Reference Date. Except as expressly identified on said Annex, the Company is in compliance with said Sections. All references to Sections in said Annex are to Sections of the Credit Agreement.

                 On the Reference Date, no Default has occurred and is continuing.(1) [IN ADDITION, THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY AND ITS SUBSIDIARIES FOR THE FISCAL





__________________________________

(1) Or, if any Default has occurred and is continuing, this Certificate should describe such Default in reasonable detail and the action that the Company has taken and proposes to take with respect to such Default.




                            Compliance Certificate

QUARTER OF THE COMPANY ENDED ON THE REFERENCE DATE FAIRLY PRESENT THE CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY AND ITS SUBSIDIARIES IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, CONSISTENTLY APPLIED, AS AT THE END OF, AND FOR, SUCH PERIOD (WITH ACCRUALS BEING SUBJECT TO YEAR-END ADJUSTMENTS).](2)

                 IN WITNESS WHEREOF, I have delivered this Certificate to the Agent and the Banks in my capacity as _________________ of the Company on this ______ day of ____________, 199__.




                                        ______________________________
                                        Name:





__________________________________

(2) This sentence should be included if the Compliance Certificate is being delivered in connection with the delivery of financial statements under Section 8.01(a) of the Credit Agreement.



                            Compliance Certificate

                                                                         ANNEX 1

                    FIRST FINANCIAL MANAGEMENT CORPORATION
                            COMPLIANCE CERTIFICATE

                     Fiscal Period Ended __________, 199__
                            (the "Reference Date")

SECTION 8.07(f)

(A)      Aggregate principal amount of                                                              $__________
         Indebtedness outstanding under
         Section 8.07(f) on the Reference
         Date

(B)      Compliance if (A) is less than                                                               YES / NO
         $100,000,000

SECTION 8.07(n)

(A)      Aggregate amount of Indebtedness                                                           $__________
         outstanding under Section 8.07(n)
         on the Reference Date

(B)      Compliance if (A) is less than                                                               YES / NO
         $50,000,000

SECTION 8.07(p)

(A)      Aggregate amount of Indebtedness                                                           $__________
         outstanding under Section 8.07(p)
         on the Reference Date





                       Annex 1 to Compliance Certificate


SUBSIDIARY INDEBTEDNESS
UNDER SECTION 8.07
(A)      Aggregate amount of Indebtedness
         of Subsidiaries outstanding on                                                             $__________
         the Reference Date (other than
         Indebtedness of FFB under the
         Credit Agreement)

(B)      Net Worth on the Reference Date                                                            $__________

(C)      20% of Net Worth                                                                           $__________

(D)      Compliance if (A) is less than or                                                            YES / NO
         equal to (C)

SECTION 8.08(n)(i)

(A)      Aggregate amount of Investments                                                            $__________
         by FFMC in FFB on the Reference
         Date

(B)      Net Worth on the Reference Date                                                            $__________

(C)      15% of (B)                                                                                 $__________

(D)      Compliance if (A) is less than or                                                            YES / NO
         equal to (C)

SECTION 8.09

(A)      Net Worth on the Reference Date                                                            $__________

(B)      Compliance if (A) is greater than                                                            YES / NO
         $1,100,000,000





                       Annex 1 to Compliance Certificate

SECTION 8.10

(A)      Aggregate amount of Debt on the                                                            $__________
         Reference Date

(B)      Cash Flow for the Computation                                                              $__________
         Period ended on the Reference
         Date*

(C)      Ratio of (A) to (B)                                                                        $__________

(D)      Compliance if (C) is not greater                                                             YES / NO
         than 3.75 to 1

SECTION 8.11

(A)      EBIT for the Computation Period                                                            $__________
         ended on the Reference Date*

(B)      Interest Expense for the                                                                   $__________
         Computation Period ended on the
         Reference Date

(C)      Ratio of (A) to (B)                                                                        $__________

(D)      Compliance if (C) is greater than                                                            YES / NO
         3.00 to 1





_______________

* Please complete the appropriate worksheet attached hereto to show calculations.





                       Annex 1 to Compliance Certificate

                          EBIT FOR COMPUTATION PERIOD


                            1st                 2nd                 3rd                4th                 Total
                            Quarter             Quarter             Quarter            Quarter             -----
                            -------             -------             -------            -------
(a)  Net Income             $_____              $_____              $_____             $_____              $_____

(b)  Interest               $_____              $_____              $_____             $_____              $_____
     Expense

(c)  Federal,               $_____              $_____              $_____             $_____              $_____
     state or foreign
     income taxes

(d)  Non-recurring losses   $_____              $_____              $_____             $_____              $_____

(e)  Interest               $_____              $_____              $_____             $_____              $_____
     income

(f)  Interest income        $_____              $_____              $_____             $_____              $_____
     deemed to be
     operating income

(g)  Non-                   $_____              $_____              $_____             $_____              $_____
     recurring
     gains

(A)  Add (a), (b),(c), (d)                                                                                 $_____
     and (f)

(B)  Add (e) and (g)                                                                                       $_____

(C)  (A) minus (B)                                                                                         $_____





                       Annex 1 to Compliance Certificate

                        CASH FLOW FOR COMPUTATION PERIOD

                            1st Quarter         2nd Quarter         3rd Quarter        4th Quarter         Total
                            -----------         -----------         -----------        -----------         -----
(a)  EBIT                   $_____              $_____              $_____             $_____              $_____

(b)  Depreciation,          $_____              $_____              $_____             $_____              $_____
     amortization
     and other
     non-cash
     charges

(c)  Aggregate              $_____              $_____              $_____             $_____              $_____
        amount of
        dividends or other
        distributions
        received in cash
        by Company and its
        Subsidiaries in
        respect of common
        stock or other
        ownership interest
        of non-Subsidiary

(d)  Net Capital            $_____              $_____              $_____             $_____              $_____
     Expenditures


(e)   Accrued or            $_____              $_____              $_____             $_____              $_____
     capitalized Interest
     Expense in respect of
     Qualified
     Subordinated
     Indebtedness

(f)   Minority
     Share of the amounts   $_____              $_____              $_____             $_____              $_____
     in items (a)
     and (b) attributable
     to each non wholly-
     owned Subsidiary of
     the Company





                       Annex 1 to Compliance Certificate

                            1st Quarter         2nd Quarter         3rd Quarter        4th Quarter         Total
                            -----------         -----------         -----------        -----------         -----
(g)  Minority               $_____              $_____              $_____             $_____              $_____
     Share of the
     amount in item (d)
     attributable to each
     non wholly-owned
     subsidiary of the
     Company

(h)  Pro-forma              $_____              $_____              $_____             $_____              $_____
     Cash Flow of any
     acquired Subsidiary
     for the Designated
     Period (or any
     portion thereof) for
     which financial
     statements have been
     provided

(i)  Pro-forma Cash Flow    $_____              $_____              $_____             $_____              $_____
     of any disposed
     Subsidiary for the
     Designated Period (or
     any portion thereof)

(A)  Add (a), (b), (c),                                                                                    $_____
     (g) and (h)

(B)  Add (d), (e), (f) and                                                                                 $_____
     (i)

(C)  A minus B                                                                                             $_____





                       Annex 1 to Compliance Certificate

                                                                     EXHIBIT E-2


          [FORM OF FACILITY FEE AND MARGIN DETERMINATION CERTIFICATE]


               FACILITY FEE AND MARGIN DETERMINATION CERTIFICATE


                                     [DATE]


         Re: Revolving Credit Agreement dated as of May 2, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), between First Financial Management Corporation (the "Company"), First Financial Bank, the lenders named therein, and The Chase Manhattan Bank (National Association), as Agent


                 This Certificate is delivered pursuant to Section 8.01 of the Credit Agreement. Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement. This Certificate is delivered with respect to the fiscal period of the Company ended __________, 199_ (the "Reference Date").

                 Annex 1 hereto sets forth calculations necessary to determine the Applicable Facility Fee Percentage and the Applicable Margin, respectively, under the Credit Agreement as at, or for the relevant period ended on, the Reference Date.

                 The undersigned senior financial officer of the Company has read and reviewed the Credit Agreement, has examined the financial position of the Company and its Subsidiaries and has made appropriate examinations and inquiries of appropriate officers of the Company and its Subsidiaries (including the newly-acquired Subsidiary) in order to made the calculations set forth in Annex 1 hereto.

                 IN WITNESS WHEREOF, I have delivered this Certificate to the Agent and the Banks in my capacity as _________________ of the Company on this ______ day of ____________, 199__.




                                        ______________________
                                        Name:





               Facility Fee and Margin Determination Certificate

                                                                         ANNEX 1

                     FIRST FINANCIAL MANAGEMENT CORPORATION
                     FACILITY FEE AND MARGIN DETERMINATION
                                  CERTIFICATE

                      Fiscal Period Ended _________, 199_
                           (the "Computation Period")

                 (A)      Cash Flow Calculation

                           (i)    Cash Flow of Company for Computation
                                  Period                                                      $_______

                          (ii)    Cash Flow of any newly-acquired
                                  Subsidiary for Computation Period
                                  certified by the Company
                                                                                              $_______

                                  Add (i) and (ii)                                            $_______

                 (B)      Debt Calculation

                           (i)    Debt as shown on Balance Sheet as at end
                                  of Computation Period
                                                                                              $_______

                          (ii)    Debt as shown on Balance Sheet of any
                                  newly-acquired Subsidiary as at end of
                                  Computation Period
                                                                                              $_______

                         (iii) Additional Debt incurred after the end of Computation Period in connection with any acquisition

                                                                                              $_______
                                  Add (i) through (iii)                                       $_______

                 (C)      Ratio of B over A                                                    _______

                          Applicable Margin                                                    _______%

                          Applicable Facility Fee
                          Percentage                                                           _______%





               Facility Fee and Margin Determination Certificate

                                                                       EXHIBIT F


                      [FORM OF CONFIDENTIALITY AGREEMENT]


                           CONFIDENTIALITY AGREEMENT


                                     [DATE]



[INSERT NAME AND
  ADDRESS OF PROSPECTIVE
  PARTICIPANT OR ASSIGNEE]

         Re: Revolving Credit Agreement dated as of May 2, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between First Financial Management Corporation (the "Company"), First Financial Bank, ("FFB" and together with the Company, the "Borrowers") the banking institutions party thereto, and The Chase Manhattan Bank (National Association), as Agent.

Ladies and Gentlemen:

                 As a [BANK] [SWINGLINE BANK] party to the Credit Agreement, we have agreed with the Borrowers pursuant to Section 11.12 of the Credit Agreement to use reasonable precautions to keep confidential, except as otherwise provided therein, all non-public information identified by the Borrowers as being confidential at the time the same is delivered to us pursuant to the Credit Agreement.

                 As provided in said Section 11.12, we are permitted to provide you, as a [PROSPECTIVE HOLDER OF A PARTICIPATION IN THE LOANS (AS DEFINED IN THE CREDIT AGREEMENT)] [PROSPECTIVE ASSIGNEE BANK], with certain of such non-public information subject to the execution and delivery by you, prior to receiving such non-public information, of a Confidentiality Agreement in this form. Such information will not be made available to you until your execution and return to us of this Confidentiality Agreement.

                 Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your directors, officers and employees) that (A) such information will not be used by you except in connection with the proposed [PARTICIPATION] [ASSIGNMENT] mentioned above and (B) you shall use (and you shall cause your affiliates and representatives to use) reasonable precautions, in accordance with your customary procedures for handling confidential information and in accordance with safe and sound banking practices, to keep such information confidential, provided that nothing herein shall limit the disclosure of any





                           Confidentiality Agreement
such information (i) to the extent required by statute, rule, regulation or judicial process, or after such information shall have become public (other than through a violation of Section 11.12 of the Credit Agreement), (ii) to your counsel or to counsel for any of the Banks (including, for these purposes, the Swingline Bank) or the Agent, (iii) to bank examiners and regulators, auditors, accountants or other professional advisors, (iv) to the Agent or any other Bank or (v) in connection with any litigation to which you or any one or more of the Banks is a party; provided, further, that in no event shall you be obligated or required to return any materials furnished to you pursuant to this Confidentiality Agreement.

                 Please indicate your agreement to the foregoing by signing the enclosed two copies of this Confidentiality Agreement by signing on the line provided below and returning one such signed copy to us and the other such signed copy to the Company.

                                        Very truly yours,

                                        [INSERT NAME OF BANK]



                                        By____________________________
                                          Title:


THE FOREGOING IS AGREED TO
AS OF THE DATE OF THIS LETTER:

[INSERT NAME OF PROSPECTIVE
  PARTICIPANT OR ASSIGNEE]



By____________________________
  Title:





                           Confidentiality Agreement

                                                                       EXHIBIT G

                      [FORM OF MONEY MARKET QUOTE REQUEST]


                                              [DATE]


To:              The Chase Manhattan Bank
                 (National Association),
                 as Agent

From:            First Financial Management Corporation

Re:              Money Market Quote Request

                 Pursuant to Section 2.04 of the Revolving Credit Agreement dated as of May 2, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), between First Financial Management Corporation, First Financial Bank, the banks named therein (including the Swingline Bank) and The Chase Manhattan Bank (National Association), as Agent, we hereby give notice that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Borrowing                 Quotation                                                            Interest
  Date                     Date 1/                 Amount 2/                 Type 3/           Period 4/
---------                 ----- -                  ------ -                  ---- -            ------ -


                 Terms used herein have the meanings assigned to them in the Credit Agreement.

                                        FIRST FINANCIAL MANAGEMENT
                                          CORPORATION


                                        By_____________________________
 _______________                                     Title:

 1/ For use if a Money Market Rate in a Set Rate Auction is requested to be submitted before the date of the borrowing.

 2/      Each amount must be $25,000,000 or a larger multiple of $500,000.

 3/ Insert either "Margin" (in the case of LIBOR Market Loans) or "Rate" (in the case of Set Rate Loans).

 4/ 1, 2, 3 or 6 months, in the case of a LIBOR Market Loan or, in the case of a Set Rate Loan, a period of up to 180 days after the making of such Set Rate Loan and ending on a Business Day.





                          Money Market Quote Request

                                                                       EXHIBIT H


                          [FORM OF MONEY MARKET QUOTE]

To:              The Chase Manhattan Bank
                 (National Association),
                 as Agent

From:            [NAME OF BANK]

Re:              Money Market Quote
                 First Financial Management Corporation

                 This Money Market Quote is given in accordance with Section 2.04(c) of the Revolving Credit Agreement dated as of May 2, 1995 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), between First Financial Management Corporation, First Financial Bank, the banks named therein (including the Swingline Bank) and The Chase Manhattan Bank (National Association), as Agent. Terms defined in the Credit Agreement are used herein as defined therein.

                 In response to the Borrower's invitation dated __________, 19__, we hereby make the following Money Market Quote(s) on the following terms:

                 1.       Quoting Bank:

                 2.       Person to contact at Quoting Bank:

                 3. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Borrowing               Quotation                                                      Interest
  Date                   Date 1/           Amount 2/                Type 3/            Period 4/       Rate 5/
---------               ----- -            ------ -                 ---- -             ------ -        ---- -



                 We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [IS] [ARE]





                              Money Market Quote
accepted, in whole or in part (subject to the third sentence of Section 2.04(e) of the Credit Agreement).

                                           Very truly yours,

                                           [NAME OF BANK]



Dated:                                     By:______________________________
_______________                                  Authorized Officer

 1/      As specified in the related Money Market Quote Request.

 2/ The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $5,000,000 or a larger multiple of $500,000.

 3/ Indicate "Margin" (in the case of LIBOR Market Loans) or "Rate" (in the case of Set Rate Loans).

 4/ 1, 2, 3 or 6 months in the case of a LIBOR Market Loan or, in the case of a Set Rate Loan, a period of up to 180 days after the making of such Set Rate Loan and ending on a Business Day, as specified in the related Money Market Quote Request.

 5/ For a LIBOR Market Loan, specify margin over or under the London interbank offered rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS". For a Set Rate Loan, specify rate of interest per annum (rounded to the nearest 1/10,000 of 1%).





                              Money Market Quote